                               EVERGREEN
                           GROWTH AND INCOME
                                 FUNDS

                           1995 ANNUAL REPORT

       (Photos of a statue, stock certificates, a building, the Statue of
                          Liberty and a city skyline)

    (Photo of a lake surrounded by woods with a mountain in the background)

                   (Evergreen Tree logo appears here)

                       EVERGREEN GROWTH AND INCOME FUNDS
                               TABLE OF CONTENTS

(Photo of                                         A Review of the Past Year
statue)                                          and Prospects for the Future..............................................     1
                                      FOUNDATION  A Report From Your Portfolio Manager......................................     3
                                            FUND  Results to Date...........................................................     7
                                                  Statement of Investments..................................................     8
                                                  Statement of Assets and Liabilities.......................................    12
                                                  Statement of Operations...................................................    13
                                                  Statement of Changes in Net Assets........................................    14
                                                  Financial Highlights......................................................    15

(Photo of                               BALANCED  A Report From Your Portfolio Manager......................................   16
stock certificates)                        FUND  Results to Date...........................................................   18
                                                  Statement of Investments..................................................   19
                                                  Statement of Assets and Liabilities.......................................   22
                                                  Statement of Operations...................................................   23
                                                  Statement of Changes in Net Assets........................................   24
                                                  Financial Highlights......................................................   25

(Photo of                                  VALUE  A Report From Your Portfolio Manager......................................   27
a building)                                 FUND  Results to Date...........................................................   28
                                                  Statement of Investments..................................................   29
                                                  Statement of Assets and Liabilities.......................................   31
                                                  Statement of Operations...................................................   32
                                                  Statement of Changes in Net Assets........................................   33
                                                  Financial Highlights......................................................   34

(Photo of                    AMERICAN RETIREMENT  A Report From Your Portfolio Manager......................................   37
Statue of Liberty)                          FUND  Results to Date...........................................................   39
                                                  Statement of Investments..................................................   40
                                                  Statement of Assets and Liabilities.......................................   44
                                                  Statement of Operations...................................................   45
                                                  Statement of Changes in Net Assets........................................   46
                                                  Financial Highlights......................................................   47

(Photo of                        GROWTH & INCOME  A Report From Your Portfolio Manager......................................   48
city skyline)                                FUND  Results to Date...........................................................   51
                                                  Statement of Investments..................................................   52
                                                  Statement of Assets and Liabilities.......................................   55
                                                  Statement of Operations...................................................   56
                                                  Statement of Changes in Net Assets........................................   57
                                                  Financial Highlights......................................................   58
                                                  Combined Notes to Financial Statements....................................   59
                                                  Report of Independent Accountants -- Price Waterhouse LLP.................   69
                                                  Report of Ernst & Young LLP -- Independent Auditors.......................   70
                                                  Independent Auditors' Report -- KPMG Peat Marwick LLP.....................   71
                                                  Trustees and Officers.........................................Inside Back Cover

                       EVERGREEN GROWTH AND INCOME FUNDS
A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER, CHAIRMAN
EVERGREEN ASSET MANAGEMENT CORP.
   As 1995 ended, there was a general high level of          (Photo of
confidence in the national ability to control                Stephen A. Lieber)
inflation. In the broadest consensus on economic
matters that we had seen in decades, we found
expectations that the United
States will have no more than a 2.5% rate of inflation through 1996. Expectations of controlled inflation allowed interest rates to fall, as measured by the 30-year U. S. Treasury bond, from a peak of almost 8% at the beginning of 1995, to 6% in December. Investors throughout the world normally expect a 3% real (net after inflation) rate of return, and in some periods of greater volatility in the inflation rate, up to a 4% real rate of return. Assuming a 2.5% inflation rate, real returns at the end of 1995 calculated to be 3.5%. If the rate of inflation remains steadily below 2.5%, or even trends downward in 1996, it is reasonable to expect that long-term interest rates will range around current levels or, move even lower, but with one caveat.
   That caveat has to do with the value of the dollar relative to the currencies of the other major trading nations. Since the beginning of the current major decline in interest rates in August, the dollar has been gradually stronger against the German mark and the Japanese yen. This has supported international confidence in investing in dollar obligations, as has the decline in our inflation rate. Thus, we must look at 1996 prospects for the dollar as well as for our inflation rate. The dollar is subject to political risks as well as economic trends.
   The central political issue related to the dollar and, in the longer run, to inflation prospects has to do with the United States budget deficit, notwithstanding that its deficit as a percentage of Gross Domestic Product ranks the U.S. comparative position as one of the lowest among major industrial nations. If the current negotiations between the legislative and the executive branches over budget legislation produce a program for deficit control which will be widely considered likely to succeed, there should be broader foreign confidence in our currency and less apprehension over the resurgence of inflation.
   The key challenge to the equity markets in this environment of preoccupation with inflation control and deficit reduction is whether fiscal policy and corporate strategies will permit sufficient growth to meet investor expectations of increasing corporate earnings. Corporations are focused on tight cost control to compete globally. Frequently, corporate productivity gains, particularly for manufacturing and service industries, are obtained through employment reduction. This has deflationary consequences that may prove positive to the bond market, but inherently slows consumer demand and creates a drag effect on production growth. Our conclusion is that the economic and political conditions likely to prevail at least at the beginning of 1996, will tend to support expectations of controlled inflation, but not allow rapid expansion of corporate profits. For those equity investors who anticipate earnings growth from corporations positively affected by sustained lower interest rates, the environment should be offering satisfactory returns. For those who expect sizable growth in cyclical industries, the likelihood is that such returns will only be obtained by corporations with classical turnaround situations, restructuring, or the introduction of new or higher profit-margin products. Outstanding profit gains are likely to be readily achieved by companies with either innovative products or services, or participation in exceptionally high-growth markets.
   We see 1996 as a year of less widespread gains than those of 1995, as optimism will likely be tempered by the realization that effective inflation control and cost reduction by government and industry incurs the risk of slowed growth. However, the real return-driven demand in a low-inflation environment should support new opportunities in both bonds and equities.
                                                                               1

                       EVERGREEN GROWTH AND INCOME FUNDS
A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)
   Investing for both growth and income could well prove particularly rewarding in 1996 if the securities markets remain highly sensitive to changes in economic direction. Frequent and sizable volatility is likely as consensus expectations change regarding the prospects for specific industries and sectors within those industries. Investment direction will be driven by the vast and continuing flows of new savings into the equity markets from employee benefit plans, personal savings, and institutional resources, all impacted by declining bond market yield alternatives. Attention may well shift rapidly from industry to industry as expectations change. Those companies with the implicit stability of earnings trends to have established dividend policies and, even increasing dividend trends, should have a lower level of downside volatility in weaker markets. Currently, many companies which are oriented toward returns on equity, increasingly choose to use excess cash flow to buy back their shares rather than pay out only higher dividends. This, too, provides a support for equity prices in volatile, downward phases of market fluctuation. We expect to see a sustained pattern of corporate buy-backs in 1996. Our overall expectations are for a continued slower economy in an environment of lower inflation where investors and investment managers will have to concentrate both their new purchases and their retention of long-term investments on those companies with superior growth possibilities notwithstanding a possibly lackluster economy.
2

(Photo of                    EVERGREEN FOUNDATION FUND
statue)

A REPORT FROM YOUR
PORTFOLIO MANAGER
STEPHEN A. LIEBER
   Evergreen Foundation Fund completed its sixth year on              (Photo of
December 31, 1995. The Fund's total return (Class Y, no-load          Stephen A.
shares) for the twelve months ended December 31, was 29.7%*.          Leiber)
Since inception on January 2, 1990, through December 31, 1995, the Fund's cumulative total return was 158.8%, which is
equivalent to an average annual compound return of 17.2%.
These performance figures compare with 25.2% for the Lipper
Balanced Fund Average** of 220 balanced funds tracked by
Lipper for calendar 1995, and 82.0% (10.5% compounded) for the average of the 57 balanced funds tracked by Lipper since the
Fund's inception. The Fund's five-year average annual
return through December 31, was 19.4%, as compared with 13.0%
for the Lipper average of 61 balanced funds. Evergreen Foundation Fund's compound annual returns ranked #1 among those funds tracked by Lipper for both the five-year period, and the period since its inception through December 31, 1995. The Fund ranked #17 among 220 balanced funds tracked by Lipper for the twelve months ended December 31. Our goal has been to provide a superior return and risk profile. The Fund has maintained its Morningstar five-star rating for every month that Morningstar has been monitoring the Fund***. (For additional performance information, please see page 7.)
   With the strategic focus on maximization of return and minimization of risk, the Fund required and received an investment strategy for 1995 which was responsive to changing economic and market trends. The Fund began the year with a 59.9% allocation of net assets to common stocks, including a small position in convertible obligations, 28.4% in intermediate and long-term U.S. Government obligations, and 11.7% in cash equivalent investments. By the end of the year, these positions had shifted to 42.2% common stocks, 48.2% U.S. Government obligations, largely long-term, and 9.6% cash equivalent investments.
   The common stock position was most markedly reduced after the enormous surge in presumptive growth stocks during July. We judged that the market had become overly speculative and fully priced in many areas, particularly as it was cresting on a wave of enthusiasm, marked by as many as 339 new highs on the New York Stock Exchange in one day, as compared with 8 new lows. While we certainly did not think the Fund portfolio was speculatively invested in over-extended values, we nonetheless recognized that the stock market pricing structure had, in many sectors, become vulnerable. We concentrated new investments on issues of a more defensive type, where we believed we were still finding undervalued growth opportunities.
   The major increase in fixed income investments began in August when the German Bundesbank announced a reduction in interest rates. We had long waited for such a reduction, because we believed that the
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*PERFORMANCE FOR THE FUND'S CLASS A, CLASS B, AND CLASS C SHARES IS NOT AVAILABLE AS THOSE CLASSES WERE NOT IN EXISTENCE FOR THE FULL 12-MONTH PERIOD ENDED 12/31/95. PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
**LIPPER ANALYTICAL SERVICES, INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR.
***MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF 12/31/95, AND ARE SUBJECT TO CHANGE EVERY MONTH. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S THREE- AND FIVE-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE FIVE STARS, 22.5% RECEIVE FOUR STARS, 35% RECEIVE 3 STARS, 22.5% RECEIVE 2 STARS, AND TEN PERCENT RECEIVE ONE STAR. THE FUND WAS RATED WITH 2,466 FUNDS IN THE HYBRID FUNDS CATEGORY.
                                                                               3

(Photo of                  EVERGREEN FOUNDATION FUND
a statue)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
United States bond market was providing a real return (interest rate minus inflation rate) inordinately above historical levels. The German and European interest rates altered investment alternatives which tended to keep U.S. rates high. With the German returns going down, we expected a consequent major and sustained rally in the United States bond market. Our expectation was based not only on the unusually high real rate of return, but on an evident trend of declining economic activity and sustained low inflation rates. We made the largest purchase of the year on indications that German rates were to be reduced, buying $75 million of U.S. Treasury bonds, 6 1/4% due 2023 at a price of $90.84. Our expectations proved correct, and these bonds ended the year at $102.81. Subsequently, we added additional bonds of this maturity, and increased other holdings from shorter to longer maturities.
   The total return from the equity investments of the Fund during the calendar year was 38.9%, and that from the fixed income investments was 23.3%. We see the equity and fixed income opportunities as closely inter-linked in the present environment, with the trend for equity demand likely to continue to be established by bond market returns. The challenge facing the Fund and all similar investments in the first part of 1996, we believe, is the prospective impacts of a slowed economy. Our anticipation is that further cuts in short-term interest rates can be expected to re-establish a steep yield curve, which, in turn, may not only enhance opportunity for gains in the short-to-intermediate sectors of the bond markets, but also in equity markets as fixed income competition from yields is reduced. The stock market will face the more difficult challenge of sustained earnings in a slowed economy. The implications of corporate employment cuts, together with prospective Federal budget cuts and employment reduction, will leave the economy's growth in question. Where strong profits growth can be shown by corporations with the evident strength to sustain that growth, we anticipate good demand for their equities.
   The equity structure of the Fund's portfolio has been oriented to this expected environment. We particularly focused on interest sensitivity, especially those companies and institutions whose profits are likely to benefit from lower rates. Thus, during the year, we built our holdings in Federal National Mortgage Association to become the largest in the Fund, with over 2.4% of net assets and 5.6% of equity assets at year-end. A number of specialized participants in the mortgage industry were added to and increased in the portfolio during the year. These produced sizable returns, led by MGIC Investment Corp., up 71.2%, and Countrywide Credit Industries, Inc., up 68.0%. These trends also encouraged us to expand the Fund's investment in banks which might benefit from the prospective steeper yield curve opportunities, with particular emphasis on those regional banks which we believe are likely candidates for merger and acquisition opportunities. The Fund's twenty-four bank holdings provided an overall (as weighted) return of 50.0% during the year, led by 85.2% for Baybanks, Inc. Several of the Fund's bank holdings provided gains well in excess of 50%. These included: Meridian Bancorp, Inc., 78.4%; Bank of Boston Corp., 78.1%; First Security Corp., 69.3%; and AmSouth Bancorporation, 59.8%. The benefits of the continuing consolidation of the banking industry were also seen, especially with the acquisition proposal for Meridian Bancorp, Inc. by CoreStates Financial Corp. After the acquisition was announced, we sold a portion of our position (purchased March, 1994) for a 46.3% gain to the Fund. Baybanks, Inc. has received an acquisition bid from Bank of Boston Corp., and has appreciated 207.0% from the September, 1992, purchase at $32 per share, through year-end 1995. Victoria Bankshares, Inc. received an acquisition offer by Norwest Corp., for an appreciation of 51.6% from the Fund's first purchase on July, 1993, through December 31, 1995+.
+ THE FUND MAY BE NEGATIVELY IMPACTED SHOULD THESE ACQUISITIONS NOT BE
COMPLETED.
4

(Photo of                   EVERGREEN FOUNDATION FUND
a statue)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   The Fund's positioning in health care companies during their sell-off in 1993 when many feared that their profitability would be impaired, paid off handsomely in 1995. These included positions in Eli Lilly & Co., 77.9%, Merck & Co., 70.9%, Pfizer, Inc., 62.8%, and Johnson & Johnson, 56.0%.
   Technology stocks in the portfolio, while few in number, provided excellent gains during the first half of the year, but, even after the decline in the second half, still sustained overall impressive returns for the full year. The Fund's largest technology holding, and second largest holding overall, Intel Corp., appreciated 74.5% during the year. While having a limited number of commitments in this field, we took advantage of their sharp sell-off toward the end of the year to modestly increase our holdings in companies where we think there is a very high probability of sustained, impressive earnings growth in 1996 and beyond, especially those where the growth was cautiously appraised by the market. The largest new holding in this area during the year, and increased toward the end of the year, was in the shares of Hewlett-Packard Co. The outstanding gain among technology companies for the portfolio through the year was in the shares of Cisco Systems, Inc., which appreciated 112.0%.
   Investment in the shares of real estate and home building companies was also part of our effort to benefit from the opportunities of interest rate sensitivity. The largest gain in this group came from the shares of Continental Homes Holding Corp. which appreciated 114.6%. A few declines were also seen, especially during the period of the tax-loss selling at the year-end, most notably in the shares of Tucker Properties Corp., an underperforming retail shopping center company which was in the process of a merger.
   Many of the holdings which we had earlier seen with unrecognized growth opportunities, developed well during the year. Scott Paper Co., for example, not only completed its own sizable restructuring and overhead reduction program, but also finally merged into Kimberly-Clark Corp. Thus, the Fund's original holdings (purchased March, 1991) with an average cost of $19.95 realized a gain of 212.3% upon completion of the acquisition. We also held Kimberly-Clark Corp. and, that too, benefited by the possibilities of the combination, rising 62.5% during the year. Armstrong World Industries Inc.'s corporate downsizing and cost reduction program led us to purchase the shares in 1994, and in 1995 they rose 62.4%.
   While predominantly investing in larger, well-known companies, the Fund also has a substantial number of holdings among smaller companies which we considered to be special situation growth opportunities. During the year, several of these provided exceptional appreciation, led by Nautica Enterprises, Inc., up 116.5%, Seitel, Inc., 9% convertible bonds due 3/31/02, up 67.6%, Consolidated Products, Inc., up 66.5%, Shared Medical Systems Corp., up 64.1%, and Praxair, Inc., up 63.8%.
   Our selections did not all provide appreciation. Most of the companies where there was adversity and price declines were among the Fund's smaller holdings. The weakest of all was a Mexican hotel and construction conglomerate, purchased earlier in the year after the Mexican currency breakdown, Grupo Sidek, S.A. de C.V., which declined 78.6% to year-end. Even the relatively high quality, conservatively positioned Telefonos de Mexico, S.A. de C.V. declined 19.0%. In the real estate area, the weak holdings were the aforementioned Tucker Properties Corp., down 31.5%, Glimcher Realty Trust, down 21.0%, and Arbor Property Trust, down 19.6%. Each of these real estate issues also, however, provided very large dividend income, somewhat offsetting declines. We look to underlying values to bring about a recovery and eventual gain. For example,
                                                                               5

(Photo of                  EVERGREEN FOUNDATION FUND
a statue)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
Roadway Services, Inc. declined 11.5% during the year, but announced a new program of corporate restructuring into two units which will effectively take the loss-making subsidiary out of the consolidated figures and show the underlying health of the main earning asset.
   The Fund was very defensively structured at year-end; positioned to benefit from anticipated further declines in interest rates, with very limited vulnerability to cyclical industries, holding predominantly high marketable companies with well established growth trends, and companies with high probabilities of business and profits turnaround. With sizable liquidity in cash equivalents and a number of intermediate term U.S. government bond holdings, resources are available to buy stocks on either specific issue or general market weakness. We look forward during the coming months to selectively enlarge the equity position by seeking to invest in companies which will have outstanding profits outlook when compared with a generally slowly growing economy. An intensive securities research and analysis effort is being maintained by our enlarged research staff. We will maintain a quick responsiveness to changing conditions, ready not only to shift holdings of equities where appropriate, but also asset allocation on a continuing basis.
   In closing, I express the appreciation of our entire research and portfolio management group to the large number of new shareholders who have joined us in the past year, as well as those who have supported the development of this Fund over the years since its inception. We are dedicated to the goal of providing the foundation of your investment portfolio and are appreciative of your trust. 6

(Photo of                   EVERGREEN FOUNDATION FUND
a statue)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN FOUNDATION FUND
     The graphs below compare a $10,000 investment in the Evergreen Foundation Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and Lipper Balanced Funds Average Indexes ("Indexes").

         (Four line graphs appear here with the following plot points:)

                                    CLASS A
                          AVERAGE ANNUAL TOTAL RETURN
                             SINCE INCEPTION=23.6%

                               1/3/95*   3/31/95   6/30/95  9/30/95   12/31/95
EVERGREEN FOUNDATION FUND
LIPPER BALANCED FUNDS AVERAGE
S&P 500


                                    CLASS B
                          AVERAGE ANNUAL TOTAL RETURN
                             SINCE INCEPTION=23.7%

                               1/3/95*   3/31/95   6/30/95  9/30/95   12/31/95
EVERGREEN FOUNDATION FUND
LIPPER BALANCED FUNDS AVERAGE
S&P 500


                                    CLASS C
                          AVERAGE ANNUAL TOTAL RETURN
                             SINCE INCEPTION=27.5%

                               1/3/95*   3/31/95   6/30/95  9/30/95   12/31/95
EVERGREEN FOUNDATION FUND
LIPPER BALANCED FUNDS AVERAGE
S&P 500


                                    CLASS Y
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=29.7%
                                FIVE YEAR=19.4%
                             SINCE INCEPTION=17.2%

       1/1/90*   12/31/90   12/31/91  12/31/92   12/31/93   12/31/94   12/31/95

EVERGREEN FOUNDATION FUND
LIPPER BALANCED FUNDS AVERAGE
S&P 500

*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including investment advisory fees net of fee waiver) were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged indexes and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                               7

(Photo of                  EVERGREEN FOUNDATION FUND
a statue)                  STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

  SHARES                                              VALUE
COMMON STOCKS -- 41.1%
              BANKS -- 6.6%
     16,600   AmSouth Bancorporation.............. $   670,225
     40,000   BancFirst Corp......................     745,000
    133,700   Bankers Trust New York
              Corp................................   8,891,050
    252,700   Bank of Boston Corp.................  11,687,375
     50,000   Barnett Banks, Inc..................   2,950,000
     65,000   Baybanks, Inc.......................   6,386,250
     30,500   Cape Cod Bank & Trust Co............   1,204,750
     20,000   CB Bancshares, Inc..................     580,000
     55,000   Central Fidelity Banks, Inc.........   1,760,000
     10,000   Citicorp............................     672,500
     48,500   Crestar Financial Corp..............   2,867,562
     52,500   Family Bancorp......................     938,438
     90,138   First Chicago NBD Corp..............   3,560,451
      3,000   First Empire State Corp.............     654,000
    181,800   First of America Bank Corp..........   8,067,375
      5,000   First Security Corp.................     192,500
     58,500   First Union Corp.**.................   3,254,062
     70,801   Hibernia Corp. Cl. A................     761,111
     90,000   Meridian Bancorp, Inc...............   4,185,000
     25,000   Mississippi Valley
              Bancshares, Inc.....................     646,875
     50,000   Morgan (J.P.) & Co., Inc............   4,012,500
     92,000   Seacoast Banking Corporation of
              Florida Cl. A.......................   2,001,000
     32,500   U.S. Trust Corp.....................   1,616,875
     18,000   Victoria Bankshares, Inc............     621,000
                                                    68,925,899
              BUSINESS EQUIPMENT & SERVICES -- .2%
     26,000   International Business Machines
              Corp................................   2,385,500
              CHEMICALS -- 1.0%
     40,000   Fuller (H.B.) Co....................   1,390,000
     40,000   Nalco Chemical Co...................   1,205,000
    100,000   PPG Industries, Inc.................   4,575,000
     20,000   Praxair, Inc........................     672,500
     90,000   Schulman (A.), Inc..................   2,025,000
     15,000   Sigma-Aldrich Corp..................     742,500
                                                    10,610,000
              CONSUMER PRODUCTS &
              SERVICES -- 3.6%
     85,000   American Greetings Corp.
              Cl. A...............................   2,348,125
     61,600   Armstrong World Industries Inc......   3,819,200
  SHARES                                              VALUE
              CONSUMER PRODUCTS & SERVICES --
              (CONTINUED)
     80,000   Block, (H & R) Inc.................. $ 3,240,000
     23,311   Consolidated Products, Inc..........     343,840
     40,000   CPC International Inc...............   2,745,000
     22,500   Kellwood Co.........................     458,437
    118,800   Kimberly-Clark Corp.................   9,830,700
     30,000*  Marisa Christina, Inc...............     510,000
     15,000   Minnesota Mining & Manufacturing
              Co..................................     993,750
     34,050*  Nautica Enterprises, Inc............   1,489,688
     94,500   Procter & Gamble Co.................   7,843,500
      7,200*  Schweitzer-Mauduit
              International, Inc..................     166,500
     60,700   Whirlpool Corp......................   3,232,275
                                                    37,021,015
              DIVERSIFIED INDUSTRIAL
              COMPANIES -- .1%
     20,000   Grace (W.R.) & Co...................   1,182,500
              ELECTRICAL EQUIPMENT &
              ELECTRONICS -- 4.3%
     50,000   AMP Inc.............................   1,918,750
     40,000*  Applied Materials, Inc..............   1,575,000
    161,511   Avnet, Inc..........................   7,227,617
     25,000*  Cisco Systems, Inc..................   1,865,625
     51,000   Hewlett-Packard Co..................   4,271,250
    337,200   Intel Corp..........................  19,136,100
      3,000*  Lam Research Corp...................     137,250
     49,000   Micron Technology, Inc..............   1,941,625
     20,000   Motorola, Inc.......................   1,140,000
     94,000   Texas Instruments, Inc..............   4,864,500
                                                    44,077,717
              ENERGY -- .2%
     30,000   Exxon Corp..........................   2,403,750
              FINANCE & INSURANCE -- 5.6%
     57,300   AMBAC, Inc..........................   2,685,937
     50,000   American International Group, Inc...   4,625,000
    148,350   Countrywide Credit Industries,
              Inc.................................   3,226,613
     20,000   Donaldson, Lufkin & Jenrette, Inc...     625,000
     10,000   Federal Home Loan Mortgage Corp.....     835,000
    197,000   Federal National Mortgage
              Association.........................  24,452,625
     65,000   Hartford Steam Boiler Inspection &
              Insurance Co........................   3,250,000
     80,000   John Alden Financial Corp...........   1,670,000

8

(Photo of                  EVERGREEN FOUNDATION FUND
a statue)            STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

  SHARES                                              VALUE
COMMON STOCKS -- CONTINUED
              FINANCE & INSURANCE -- (CONTINUED)
    119,000   John Nuveen Co. (The) Cl. A......... $ 2,945,250
     40,000   MBIA, Inc...........................   3,000,000
     60,000   Merrill Lynch & Co., Inc............   3,060,000
    120,600   MGIC Investment Corp................   6,542,550
     30,300   Raymond James Financial, Inc........     640,088
                                                    57,558,063
              HEALTH CARE PRODUCTS &
              SERVICES -- 5.0%
    107,500*  Alza Corp...........................   2,660,625
     50,000   Bristol Myers Squibb Co.............   4,293,750
    175,000   Caremark International, Inc.........   3,171,875
     40,000   Columbia/HCA Healthcare
              Corp................................   2,030,000
     10,000*  Elan Corp. Plc. ADR.................     486,250
     49,275   Guidant Corp........................   2,081,869
     51,000   Johnson & Johnson...................   4,366,875
     65,762   Lilly (Eli) & Co....................   3,699,112
     65,000*  Lincare Holdings, Inc...............   1,625,000
     50,000*  Living Centers of America, Inc......   1,750,000
     69,600   McKesson Corp.......................   3,523,500
    109,758   Merck & Co., Inc....................   7,216,588
     50,000   Pfizer, Inc.........................   3,150,000
     86,000   Schering-Plough Corp................   4,708,500
      9,200   Shared Medical Systems Corp.........     500,250
      1,750*  Therapeutic Discovery Corp.
              Units+..............................      12,688
     87,500   U.S. Healthcare, Inc................   4,068,750
     20,000   Warner Lambert Co...................   1,942,500
                                                    51,288,132
              INDUSTRIAL, COMMERCIAL GOODS &
              SERVICES -- 3.3%
    190,000   Chrysler Corp.......................  10,521,250
    210,000   General Electric Co.................  15,120,000
     53,000   PHH Corp............................   2,477,750
     34,000   Roadway Services, Inc...............   1,661,750
     34,500   Snap-On, Inc........................   1,561,125
      6,000*  Strattec Security Corp..............     108,000
     44,900   Superior Surgical Manufacturing Co.,
              Inc.................................     426,550
     40,000   Trinity Industries, Inc.............   1,260,000
21,000.....   Willamette Industries, Inc..........   1,181,250
                                                    34,317,675
  SHARES                                              VALUE
              PUBLISHING, BROADCASTING &
              ENTERTAINMENT -- .4%
     10,000   Capital Cities/ABC, Inc............. $ 1,233,750
     30,000   Disney (Walt) Co. (The).............   1,770,000
      2,500*  Lin Television Corp.................      74,375
     25,000   Time Warner, Inc....................     946,875
      2,000   Washington Post Co..................     564,000
                                                     4,589,000
              REAL ESTATE -- 6.5%
     30,000*  Alexander's, Inc....................   2,085,000
     53,400   Arbor Property Trust................     327,075
     14,000   Associated Estates Realty Corp......     301,000
     93,500   Bay Apartment Communities, Inc......   2,267,375
     35,000   Cali Realty Corp....................     765,625
    124,500   Capstead Mortgage Corp..............   2,847,937
     36,500   Carr Realty Corp....................     889,688
     40,000   Chelsea GCA Realty, Inc.............   1,200,000
    100,000   Columbus Realty Trust...............   1,937,500
    139,300   Continental Homes Holding Corp......   3,430,262
    280,300   Crown American Realty Trust.........   2,207,363
     65,000   CWM Mortgage Holdings, Inc..........   1,105,000
    120,000   DeBartolo Realty Corp...............   1,560,000
    105,200   Essex Property Trust, Inc...........   2,025,100
    114,300   Factory Stores of America, Inc......   1,500,187
    110,000   FelCor Suite Hotels, Inc............   3,052,500
    100,200   Gables Residential Trust............   2,292,075
    100,000   Glimcher Realty Trust...............   1,725,000
    147,000*  Grupo Sidek, S.A. de C.V. Sponsored
              ADR.................................     330,750
    281,216   HGI Realty Inc......................   6,432,816
     50,000   Highwoods Properties, Inc...........   1,412,500
      5,000   Irvine Apartment
              Communities, Inc....................      96,250
     30,000   JP Realty, Inc......................     656,250
    140,000   Kranzco Realty Trust................   2,065,000
     15,000   Liberty Property Trust..............     311,250
     35,000   Macerich Co. (The)..................     700,000
     20,000*  M/I Schottenstein Homes, Inc........     235,000
     95,000*  Miles Homes, Inc....................     142,500
     65,000   Mills Corp..........................   1,105,000
    126,200   North American Mortgage Co..........   2,681,750
     10,000   Oasis Residential, Inc..............     227,500
     40,000   Patriot American
              Hospitality, Inc....................   1,030,000
    100,000   Post Properties, Inc................   3,187,500
     90,000   Public Storage, Inc.................   1,710,000

                                                                               9

(Photo of                   EVERGREEN FOUNDATION FUND
a statue)            STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

  SHARES                                              VALUE
COMMON STOCKS -- CONTINUED
              REAL ESTATE -- (CONTINUED)
     65,000   Security Capital Industrial
              Trust............................... $ 1,137,500
    111,992   Security Capital Pacific
              Trust...............................   2,211,842
    100,000   Sovran Self Storage, Inc............   2,637,500
     50,000   Spieker Properties, Inc.............   1,256,250
     52,500   Starwood Lodging Trust++............   1,561,875
     32,900   Storage USA, Inc....................   1,073,363
     57,900   Tanger Factory Outlet Centers,
              Inc.................................   1,447,500
     50,000   Taubman Centers, Inc................     500,000
     72,900   Tucker Properties Corp..............     637,875
     25,000   Urban Shopping Centers, Inc.........     534,375
                                                    66,840,833
              RETAILING & DISTRIBUTION -- 1.3%
     50,000*  Borders Group, Inc..................     925,000
     73,900   Fingerhut Companies., Inc...........   1,025,363
    110,000   Lowe's Companies, Inc...............   3,685,000
    155,400   Mercantile Stores Co., Inc..........   7,187,250
                                                    12,822,613
              THRIFT INSTITUTIONS -- .4%
     93,375   BSB Bancorp, Inc....................   2,311,031
     46,100   Standard Federal Bancorporation.....   1,815,187
                                                     4,126,218
              TRANSPORTATION -- .6%
     30,000   Burlington Northern Santa Fe........   2,340,000
     20,000   Conrail Inc.........................   1,400,000
     40,000   Union Pacific Corp..................   2,640,000
                                                     6,380,000
              UTILITIES -- ELECTRIC -- .4%
    125,000   Allegheny Power System, Inc.........   3,578,125
     32,000   TNP Enterprises, Inc................     600,000
                                                     4,178,125
              UTILITIES -- TELEPHONE -- 1.6%
    280,000   GTE Corp............................  12,320,000
     50,000   Southern New England Tele-
              communications, Corp................   1,987,500
     80,000   Telefonos de Mexico, S.A. de C.V.
              Sponsored ADR.......................   2,550,000
                                                    16,857,500
              OTHER SECURITIES -- .0%(A)..........     304,375
                TOTAL COMMON STOCKS
                   (COST $351,896,475)............ 425,868,915
  SHARES                                              VALUE
CONVERTIBLE PREFERRED STOCKS -- .2%
              ELECTRICAL EQUIPMENT &
              ELECTRONICS -- .2%
    100,000   Westinghouse Electric Corp.
              $1.30 Cumulative Series C........... $ 1,619,000
                TOTAL CONVERTIBLE PREFERRED STOCKS
                   (COST $1,568,800)..............   1,619,000

 PRINCIPAL
   AMOUNT                                          VALUE
CONVERTIBLE DEBENTURES -- 1.0%
               AUTOMOTIVE EQUIPMENT &
               MANUFACTURING -- .1%
$  1,000,000   Exide Corp.
               2.90%, 12/15/05.................      722,500
               BUILDING & CONSTRUCTION -- .1%
     500,000   Engle Homes, Inc.
               7.00%, 3/1/03...................      435,000
               CONSUMER PRODUCTS &
               SERVICES -- .5%
   1,770,000   Bell Sports Corp.
               4.25%, 11/15/00.................    1,236,788
   4,386,500   Time Warner, Inc.
               8.75%, 1/10/15..................    4,545,511
                                                   5,782,299
               ENERGY -- .1%
     400,000   Seitel, Inc.
               9.00%, 3/31/02..................    1,518,520
               ENVIRONMENTAL SERVICES -- .0%
               (A)
     300,000   Weston (Roy F.) Inc.
               7.00%, 4/15/02..................      261,000
               HEALTH CARE PRODUCTS &
               SERVICES -- .1%
     750,000   Maxxim Medical, Inc.
               6.75%, 3/1/03...................      772,500
     200,000   Regency Health Services, Inc.
               6.50%, 7/15/03..................      198,000
                                                     970,500
               RETAILING & WHOLESALE -- .1%
     800,000   Big B, Inc.
               6.50%, 3/15/03..................      798,000
                 TOTAL CONVERTIBLE DEBENTURES
                    (COST $10,131,472).........   10,487,819

10

(Photo of                 EVERGREEN FOUNDATION FUND
a statue)           STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

 PRINCIPAL
   AMOUNT                                          VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 48.1%
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION -- .1%
$  1,000,000   8.10%, 8/12/19..................   $1,210,948
               TENNESSEE VALLEY
               AUTHORITY -- 1.8%
   8,000,000   7.25%, 7/15/43..................    8,296,800
  10,000,000   7.85%, 6/15/44..................   10,680,000
                                                  18,976,800
               U.S TREASURY BONDS -- 42.4%
 100,000,000   6.25%, 8/15/23..................  102,812,500
 100,000,000   7.125%, 2/15/23.................  114,250,000
  49,000,000   7.25%, 5/15/16..................   55,967,114
   7,000,000   7.625%, 11/15/22................    8,456,875
   4,000,000   8.00%, 11/15/21.................    5,007,500
  50,000,000   8.125%, 8/15/19.................   62,890,600
  25,000,000   8.125%, 5/15/21.................   31,648,400
  30,000,000   8.375%, 8/15/08.................   35,090,580
  10,000,000   8.50%, 2/15/20..................   13,075,000
   7,000,000   10.00%, 5/15/10.................    9,139,375
   1,000,000   10.625%, 8/15/15................    1,532,500
                                                 439,870,444
               U.S. TREASURY NOTES -- 3.8%
  15,000,000   6.50%, 8/15/05..................   15,984,375
  13,000,000   7.25%, 5/15/04..................   14,466,543
   8,000,000   7.25%, 8/15/04..................    8,900,000
                                                  39,350,918
                 TOTAL U.S. GOVERNMENT & AGENCY
                    OBLIGATIONS
                    (COST $465,461,944)........  499,409,110
SHORT-TERM INVESTMENTS -- 8.5%
               COMMERCIAL PAPER -- 4.0%
   2,900,000   BMW U.S. Capital Corp. 5.71%,
               1/12/96.........................    2,894,940
   2,000,000   Columbia University
               5.80%, 1/12/96..................    1,996,455
   1,300,000   DuPont (E.I.) De Nemours
               5.71%, 1/3/96...................    1,299,588
   5,800,000   Gannett Co., Inc.
               5.80%, 1/17/96..................    5,785,049
   7,000,000   Liberty Mutual Capital Corp.
               5.65%, 2/1/96...................    6,965,943
   2,500,000   Mid-South Capital Corp.
               5.82%, 1/8/96...................    2,497,171
 PRINCIPAL
   AMOUNT                                          VALUE
SHORT-TERM INVESTMENTS -- CONTINUED
               COMMERCIAL PAPER -- (CONTINUED)
$  3,300,000   Newell Co.
               5.72%, 2/2/96................... $  3,283,221
  12,700,000   Sherwood Medical Co.
               5.70%, 1/31/96..................   12,639,675
   3,900,000   Toronto Dominion Holdings
               5.56%, 1/22/96..................    3,887,351
                                                  41,249,393
               U.S. GOVERNMENT & AGENCY
               OBLIGATIONS -- 4.5%
   8,000,000   Federal Farm Credit Bank 5.65%,
               1/16/96.........................    7,981,167
               Federal Home Loan Mortgage
               Association
  23,800,000   5.41%, 2/13/96..................   23,646,206
   4,500,000   5.46%, 1/22/96..................    4,485,667
   2,400,000   5.48%, 1/31/96..................    2,389,040
   8,700,000   Federal National Mortgage
               Association
               5.64%, 1/9/96...................    8,689,096
                                                  47,191,176
                 TOTAL SHORT-TERM INVESTMENTS
                    (COST $88,440,569).........   88,440,569

              TOTAL INVESTMENTS
                   (COST
                   $917,499,260).......  98.9%  1,025,825,413
              OTHER ASSETS AND
                  LIABILITIES -- NET...    1.1     11,863,443
                NET ASSETS............. 100.0% $1,037,688,856

 * Non-income producing securities.
** At December 31, 1995 the Fund owned 58,500 shares of common stock of First
   Union at a cost of $2,358,441. During the year ended December 31, 1995, the Fund earned $114,660 in dividend income from this investment. These were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
 + Consists of one share Therapeutic Discovery Corp. common and one Alza Corp.
   warrant exercisable for the purchase of 1/8 share Alza Corp. common at $65 per full share from 6/11/96 through 12/31/99.
++ Consists of one share Starwood Lodging Trust and one share Starwood Lodging
   Corp. common stock.
 (a) Less than one tenth of a percent.
ADR -- American Depositary Receipts
See accompanying notes to financial statements.
                                                                              11

(Photo of                  EVERGREEN FOUNDATION FUND
a statue)             STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
   Investments at value (identified cost $917,499,260).........................................................  $1,025,825,413
   Receivable for securities sold..............................................................................      37,354,667
   Dividends and interest receivable...........................................................................      11,865,163
   Receivable for Fund shares sold.............................................................................       6,739,767
   Prepaid expenses............................................................................................          42,309
         Total assets..........................................................................................   1,081,827,319
LIABILITIES:
   Due to custodian bank.......................................................................................         228,699
   Payable for securities purchased............................................................................      41,767,439
   Accrued Advisory fee........................................................................................         717,479
   Accrued expenses............................................................................................         665,310
   Payable for Fund shares repurchased.........................................................................         561,419
   Distribution fee payable....................................................................................         198,117
         Total liabilities.....................................................................................      44,138,463
NET ASSETS.....................................................................................................  $1,037,688,856
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $  927,083,910
   Undistributed net investment income.........................................................................         271,849
   Accumulated net realized gain on investments................................................................       2,006,944
   Net unrealized appreciation of investments..................................................................     108,326,153
         Net assets............................................................................................  $1,037,688,856
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($107,112,642/7,085,085 shares of beneficial interest outstanding)...........................  $        15.12
   Sales charge -- 4.75% of offering price.....................................................................             .75
         Maximum offering price................................................................................  $        15.87
   Class B Shares ($296,354,743/19,661,616 shares of beneficial interest outstanding)..........................  $        15.07
   Class C Shares ($11,359,633/753,726 shares of beneficial interest outstanding)..............................  $        15.07
   Class Y Shares ($622,861,838/41,157,032 shares of beneficial interest outstanding)..........................  $        15.13

See accompanying notes to financial statements.
12

(Photo of                  EVERGREEN FOUNDATION FUND
a statue)                   STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
   Dividends....................................................................................               $  9,786,123
   Interest.....................................................................................                 21,250,511
         Total investment income................................................................                 31,036,634
EXPENSES:
   Advisory fee.................................................................................  $5,387,186
   Distribution fee -- Class A Shares...........................................................     116,677
   Distribution fee -- Class B Shares...........................................................     972,541
   Shareholder services fee -- Class B Shares...................................................     324,180
   Distribution fee -- Class C Shares...........................................................      37,823
   Shareholder services fee -- Class C Shares...................................................      12,608
   Transfer agent fee...........................................................................     599,501
   Registration and filing fees.................................................................     304,929
   Custodian fee................................................................................     167,163
   Reports and notices to shareholders..........................................................      91,048
   Professional fees............................................................................      86,428
   Trustees' fees and expenses..................................................................      13,247
   Insurance....................................................................................       6,037
   Miscellaneous................................................................................      30,523
                                                                                                   8,149,891
   Less: Expense reimbursement..................................................................     (11,064)
         Net expenses...........................................................................                  8,138,827
Net investment income...........................................................................                 22,897,807
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments.............................................................                  9,385,074
   Net change in unrealized appreciation of investments.........................................                121,111,375
Net gain on investments.........................................................................                130,496,449
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................               $153,394,256

See accompanying notes to financial statements.
                                                                              13

(Photo of                   EVERGREEN FOUNDATION FUND
a statue)               STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR                YEAR
                                                                                             ENDED               ENDED
                                                                                       DECEMBER 31, 1995   DECEMBER 31, 1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.............................................................   $    22,897,807      $  10,250,344
   Net realized gain on investments..................................................         9,385,074          9,121,276
   Net change in unrealized appreciation (depreciation) of investments...............       121,111,375        (22,489,557)
      Net increase (decrease) in net assets resulting from operations................       153,394,256         (3,117,937)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
   Class A Shares....................................................................        (1,908,188)                --
   Class B Shares....................................................................        (4,488,521)                --
   Class C Shares....................................................................          (170,820)                --
   Class Y Shares....................................................................       (16,164,235)       (10,200,009)
      Total distributions to shareholders from net investment income.................       (22,731,764)       (10,200,009)
   NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares....................................................................          (993,303)                --
   Class B Shares....................................................................        (2,824,116)                --
   Class C Shares....................................................................          (113,415)                --
   Class Y Shares....................................................................        (7,827,124)        (6,648,790)
      Total distributions to shareholders from net realized gain on investments......       (11,757,958)        (6,648,790)
      Total distributions to shareholders............................................       (34,489,722)       (16,848,799)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.........................................................       652,779,207        176,755,199
   Proceeds from reinvestment of distributions.......................................        32,843,419         15,798,795
   Payment for shares redeemed.......................................................       (98,358,101)       (81,458,191)
      Net increase from Fund share transactions......................................       587,264,525        111,095,803
      Net increase in net assets.....................................................       706,169,059         91,129,067
NET ASSETS:
   Beginning of year.................................................................       331,519,797        240,390,730
   End of year (including undistributed net investment income of $271,849 and
     $105,806, respectively).........................................................   $ 1,037,688,856      $ 331,519,797

See accompanying notes to financial statements.
14

(Photo of                   EVERGREEN FOUNDATION FUND
a statue)                     FINANCIAL HIGHLIGHTS

                                                                   JANUARY 3, 1995* THROUGH             CLASS Y SHARES
                                                                      DECEMBER 31, 1995
                                                               CLASS A     CLASS B     CLASS C      YEAR ENDED DECEMBER 31,
                                                                SHARES      SHARES      SHARES      1995     1994      1993
PER SHARE DATA:
Net asset value, beginning of period.........................   $12.24      $12.24      $12.24     $12.27   $13.12    $11.98
Income (loss) from investment operations:
 Net investment income.......................................      .44         .36         .34        .51      .42       .31
 Net realized and unrealized gain (loss) on investments......     3.14        3.09        3.09       3.07     (.57)     1.55
   Total from investment operations..........................     3.58        3.45        3.43       3.58     (.15)     1.86
Less distributions to shareholders from:
 Net investment income.......................................     (.47)       (.39)       (.37)      (.49)    (.42)     (.31)
 Net realized gain on investments............................     (.23)       (.23)       (.23)      (.23)    (.28)     (.41)
   Total distributions.......................................     (.70)       (.62)       (.60)      (.72)    (.70)     (.72)
Net asset value, end of period...............................   $15.12      $15.07      $15.07     $15.13   $12.27    $13.12
TOTAL RETURN+................................................    29.7%       28.7%       28.5%      29.7%    (1.1%)    15.7%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).....................     $107        $296         $11       $623     $332      $240
Ratios to average net assets:
 Expenses....................................................    1.33%++#    2.07%++     2.23%++#   1.07%    1.14%     1.20%
 Net investment income.......................................    3.73%++#    2.99%++     2.83%++#   3.89%    3.51%     2.81%
Portfolio turnover rate......................................      28%         28%         28%        28%      33%       60%

                                                                1992     1991
PER SHARE DATA:
Net asset value, beginning of period.........................  $10.75    $8.95
Income (loss) from investment operations:
 Net investment income.......................................     .27      .33
 Net realized and unrealized gain (loss) on investments......    1.83     2.77
   Total from investment operations..........................    2.10     3.10
Less distributions to shareholders from:
 Net investment income.......................................    (.24)    (.33)
 Net realized gain on investments............................    (.63)    (.97)
   Total distributions.......................................    (.87)   (1.30)
Net asset value, end of period...............................  $11.98   $10.75
TOTAL RETURN+................................................   20.0%    36.4%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions).....................     $64      $11
Ratios to average net assets:
 Expenses....................................................   1.40%    1.20%
 Net investment income.......................................   2.93%    2.86%
Portfolio turnover rate......................................    127%     178%

*  Commencement of class operations.
+ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of Class Y shares and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income to average net assets would have been the following:

                                                                                JANUARY 3, 1995*
                                                                                     THROUGH
                                                                                DECEMBER 31, 1995
                                                                               CLASS A     CLASS C
                                                                               SHARES      SHARES
Expenses...................................................................      1.34%       2.37%
Net investment income......................................................      3.72%       2.69%

See accompanying notes to financial statements.
                                                                              15

(Photo of                    EVERGREEN BALANCED FUND
stock certificates)

A REPORT FROM YOUR
PORTFOLIO MANAGER
DEAN HAWES
   Evergreen Balanced Fund enjoyed an excellent year in 1995,      (Photo of
both on an absolute basis and relative basis. The Fund's           Dean Hawes)
12-month total returns through December 31, 1995, for all
classes of shares exceeded that of the Lipper Balanced Funds
Average of the 220 balanced funds tracked by Lipper Analytical
Services during that time*. Fueled by declining interest rates and continued strong corporate earnings growth, the stock
market posted returns not seen in 20 years and the bond market posted returns not seen in 10 years**. The Fund was positioned to capitalize on the financial markets' strong returns as it carried relatively little cash equivalent investments during the year.
Fifty-five to sixty percent of the Fund's net assets remained in equities for most of 1995, with the balance predominately in bonds. The Fund focused on financial stocks that could benefit from the decline in interest rates, and de-emphasized consumer cyclical stocks that would struggle with industry over-capacity and a debt-laden consumer. Both strategies added value. Finance was the Fund's best performing sector, while consumer cyclicals were the worst during 1995. The Fund's overall fixed income strategy was to maintain an average maturity somewhat longer than our benchmark index, the Lehman Government/Corporate Bond Index. Our belief that interest rates would decline proved correct, but we did not expect yields on U.S. Treasury bonds to fall almost 25% in just 12 months. Stock selection within the Fund proved favorable as did our maturity structure which was somewhat longer than our benchmark index.
   Looking ahead, we believe that the economic slowdown that began in 1995 should continue well into 1996. With the exception of technology, most sectors of the U.S. economy are now experiencing very little growth. Industrial activity has weakened, inventory levels are high, and many consumers will likely remain subdued as they cope with relatively high levels of debt and slow income growth. Inflation, at 2.74% for 1995**, seems unlikely to gain much momentum in this environment. We believe the current period of economic sluggishness should persist for a few quarters, but risk of recession is low. By late spring, the drag from the inventory correction should have run its course. Further declines in short-term interest rates and a second half of 1996 economic recovery of our trading partners (Europe, Japan and Mexico) should have our economy on solid footing by late 1996.
   The fixed income portion of the Fund during the first half of 1995 was positioned to mirror the duration and maturity of the Lehman Government/Corporate Bond Index. For 1995 as a whole, the Fund's duration was
5.8 years and its average maturity was 9.9 years. During August and October, the average maturity of the Fund's bond portfolio was lengthened. Our view was that the economic activity was decelerating and that interest rates would decline further. The duration of the bond portfolio at year-end was 5.8 years and the average maturity was 10.8 years. As we enter 1996, the bond portfolio continues to be positioned to benefit from stable to declining interest rates. During 1995, we increased the percentage of U.S. Treasury and Government issues from 45% to 63% of bonds. Due to concerns associated with a weakening economy, yield spreads between Treasury and corporate issues narrowed to levels that biased us toward Treasuries.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*LIPPER ANALYTICAL SERVICES, INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR.
**SOURCE: IBBOTSON AND ASSOCIATES
16

(Photo of                    EVERGREEN BALANCED FUND
stock certificates)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   Fiscal policy -- especially when the budget accord is passed -- is restrictive, and monetary policy remains neutral at best. We expect further interest rates cut in 1996. During the past 40 years, the Fed Funds rate has averaged 1.75% above the inflation rate, which was 2.74% for 1995. While we are not forecasting a 4.49% (2.74% plus 1.75%) Fed Funds rate, there obviously is ample room for the Fed to lower rates from the current 5.25% rate. Weakening corporate and consumer loan demand also imply lower interest rates. Financial institutions should become larger buyers of bonds. This increasing demand should help keep yields biased to the downside. Driven by continued earnings gains and a precipitous drop in interest rates, major market indices surged to new highs during 1995. As the year concluded, the S&P 500 Reinvested Index+ and the Dow Jones Industrial Average+ were each up over 36%. Earnings gains in 1996 will moderate and likely be up no more than one-half as much as in 1995. However, the market can still climb higher if inflation remains benign, which is our belief.
   Strategically, the Fund is emphasizing capital goods companies that derive a significant portion of their sales from abroad. Textron, General Electric and Emerson Electric are three high quality and well managed companies that exemplify this theme. Secondly, the corporate restructuring themes should continue to prevail in 1996. In this area, we remain partial to banks and insurance companies, along with railroads and aerospace corporations. We believe these industries will continue to aggressively pursue lowering their cost of doing business during 1996. Boeing and Travelers are two companies currently held whose returns for 1995 far exceeded that of the S&P 500 and had positive impacts on the Fund's performance. The financial sector was the Fund's most heavily weighted sector through all of 1995 and also the sector most responsible for boosting the Fund's aggregate performance. Going forward, we are cognizant that the current bull cycle is mature. We have thus, modestly increased the weightings in energy and utility stocks to near a market weighting. Their high dividend yields should help provide somewhat of a cushion should the general market experience a setback during the spring months.
   Current asset allocation as a percent of net assets is 60% stocks and 38% bonds. The 5% previously held in cash has been moved to bonds due to our view that money market rates will continue to decline.
   We welcome our new shareholders and would like to thank our existing shareholders for their continued support.
+UNMANAGED INDEXES OF SELECTED SECURITIES. INVESTMENTS CAN NOT BE MADE IN AN INDEX.
                                                                              17

(Photo of                EVERGREEN BALANCED FUND
stock certificates)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN BALANCED FUND
     The graphs below compare a $10,000 investment in the Evergreen Balanced Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and Lehman Brothers Government/Corporate Bond Indexes ("Indexes").

         (Four line graphs appear here with the following plot points:)

                                    CLASS A
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=20.5%
                             SINCE INCEPTION=10.2%

                   6/6/91*   12/31/91   12/31/92   12/31/93  12/31/94  12/31/95
EVERGREEN BALANCED FUND
LEHMAN BROS. GOVT/CORP. INDEX
S&P 500

                                    CLASS B
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=20.6%
                             SINCE INCEPTION=9.2%

                           1/25/93*   12/31/93   12/31/94   12/31/95
EVERGREEN BALANCED FUND
LEHMAN BROS. GOVT/CORP. INDEX
S&P 500

                                    CLASS C
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=24.5%
                             SINCE INCEPTION=15.4%

                             9/2/94*   12/31/94   6/30/95   12/31/95
EVERGREEN BALANCED FUND
LEHMAN BROS. GOVT/CORP. INDEX
S&P 500

                                    CLASS Y
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=26.8%
                             SINCE INCEPTION=11.9%

                   4/1/91*   12/31/91   12/31/92   12/31/93  12/31/94  12/31/95
EVERGREEN BALANCED FUND
LEHMAN BROS. GOVT/CORP. INDEX
S&P 500

*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged indexes and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
18

(Photo of                   EVERGREEN BALANCED FUND
stock certificates)         STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

  SHARES                                            VALUE
  COMMON STOCKS -- 59.7%
              AEROSPACE & DEFENSE -- 2.3%
  128,000     Boeing Co......................... $ 10,032,000
  250,000     Raytheon Co.......................   11,812,500
                                                   21,844,500
              BANKING -- 5.1%
  120,000     BankAmerica Corp..................    7,770,000
  140,000     Boatmen's Bancshares, Inc.........    5,722,500
  190,000     Corestates Financial Corp.........    7,196,250
  200,000     First Chicago NBD Corp............    7,900,000
   97,400     First Virginia Banks, Inc.........    4,066,450
  200,000     National City Corp................    6,625,000
  150,000     NationsBank Corp..................   10,443,750
                                                   49,723,950
              BASIC INDUSTRY -- 2.3%
  350,000     Hanson Plc, ADR...................    5,337,500
  230,000     International Paper Co............    8,711,250
  130,000     Phelps Dodge Corp.................    8,092,500
                                                   22,141,250
              CHEMICALS -- 2.4%
  130,000     Dow Chemical Co...................    9,148,750
  140,000     Du Pont (E.I.) de Nemours.........    9,782,500
  100,000     Imperial Chemical Industries Plc,
              ADR...............................    4,675,000
                                                   23,606,250
              CONSUMER DURABLES -- 2.1%
  125,000     General Motors Corp...............    6,609,375
  150,000     Goodyear Tire and Rubber Co.......    6,806,250
  449,950     Sunbeam Corp......................    6,861,737
                                                   20,277,362
              DATA PROCESSING -- .6%
  110,000*    COMPAQ Computer Corp..............    5,280,000
              DRUGS -- 1.1%
  200,000     Schering-Plough Corp..............   10,950,000
              ELECTRONICS -- 3.2%
  260,000     GTE Corp..........................   11,440,000
  125,000     Hewlett-Packard Co................   10,468,750
  160,000     SBC Communications, Inc...........    9,200,000
                                                   31,108,750
              ENERGY -- 4.8%
  182,000     Chevron Corp......................    9,555,000
  145,000     Exxon Corp........................   11,618,125
  SHARES                                            VALUE
              ENERGY -- (CONTINUED)
  125,000     Mobil Corp........................ $ 14,000,000
  140,000     Texaco, Inc.......................   10,990,000
                                                   46,163,125
              FINANCE AND INSURANCE -- 5.2%
  180,800*    Allmerica Financial Corp..........    4,881,600
   92,703     Allstate Corp.....................    3,812,411
  225,000     American General Corp.............    7,846,875
  220,000     Beneficial Corp...................   10,257,500
   55,000*    ITT Hartford Group, Inc...........    2,660,625
  220,000     Providian Corp....................    8,965,000
  180,000     Travelers Group, Inc..............   11,317,500
                                                   49,741,511
              FINANCIAL SERVICES -- .6%
   50,000     Federal National Mortgage
              Association.......................    6,206,250
              FOOD & BEVERAGE -- 3.0%
  114,350     American Stores Co................    3,058,863
  122,500     CPC International, Inc............    8,406,562
  150,400     McCormick & Co., Inc..............    3,628,400
  200,000     McDonald's Corp...................    9,025,000
  500,000*    Shoney's, Inc.....................    5,125,000
                                                   29,243,825
              FOREST PRODUCTS -- 1.1%
  250,000     Weyerhaeuser Co...................   10,812,500
              HEALTHCARE & COSMETICS -- 1.8%
  130,000     Bristol Myers Squibb Co...........   11,163,750
  313,900*    Tenet Healthcare Corp.............    6,513,425
                                                   17,677,175
              MACHINERY -- DIVERSIFIED -- .5%
  150,000     Ingersoll Rand Co.................    5,268,750
              MANUFACTURING/DISTRIBUTING -- 1.1%
  220,000     Avnet, Inc........................    9,845,000
   17,500*    U.S. Industries, Inc..............      321,563
                                                   10,166,563
              MEDICAL -- .7%
  600,000*    Beverly Enterprises...............    6,375,000
              MULTI-INDUSTRY -- 6.0%
  150,000     Emerson Electric Co...............   12,262,500
  180,000     General Electric Co...............   12,960,000
   55,000     ITT Industries Corp...............    1,320,000

(Photo of                   EVERGREEN BALANCED FUND
stock certificates)   STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

SHARES                                               VALUE
COMMON STOCKS -- CONTINUED
              MULTI-INDUSTRY -- (CONTINUED)
     55,000*  ITT Corp.......................... $  2,915,000
    115,000   Temple Inland, Inc................    5,074,375
    150,000   Textron, Inc......................   10,125,000
    145,000   United Technologies Corp..........   13,756,875
                                                   58,413,750
              OFFICE EQUIPMENT & SUPPLIES -- .9%
    180,000   Pitney Bowes, Inc.................    8,460,000
              OIL & GAS -- 2.4%
     75,000   Atlantic Richfield Co.............    8,306,250
    150,000   Kerr-McGee Corp...................    9,525,000
    200,000   Unocal Corp.......................    5,825,000
                                                   23,656,250
              REAL ESTATE -- 1.2%
    396,800   HealthCare Realty Trust, Inc......    9,126,400
    100,500   Highwood Properties, Inc..........    2,839,125
                                                   11,965,525
              RETAIL & APPAREL -- 2.5%
    200,000   Dillard Department Stores, Inc....    5,700,000
    352,800*  Fruit Of The Loom, Inc............    8,599,500
    125,000   May Department Stores Co..........    5,281,250
    100,000   Sears, Roebuck & Co...............    3,900,000
                                                   23,480,750
              TELEPHONE -- 1.9%
    130,000   AT&T Corp.........................    8,417,500
    148,000   Bell Atlantic Corp................    9,897,500
                                                   18,315,000
              TOBACCO -- 2.4%
    225,000   American Brands, Inc..............   10,040,625
    150,000   Philip Morris Cos., Inc...........   13,575,000
                                                   23,615,625
              TRANSPORTATION -- 1.9%
    150,000   Conrail, Inc......................   10,500,000
    100,000   Norfolk Southern Corp.............    7,937,500
                                                   18,437,500
              UTILITIES -- 2.6%
    268,200   Carolina Power & Light Co.........    9,252,900
    150,000   General Public Utilities Corp.....    5,100,000
    450,000   Southern Co.......................   11,081,250
                                                   25,434,150
                TOTAL COMMON STOCKS
                   (COST $430,455,232)..........  578,365,311

PRINCIPAL
 AMOUNT                                            VALUE
CORPORATE BONDS -- 14.3%
              ASSET-BACKED SECURITIES -- 1.2%
$ 1,308,414   Fleet Financial Home Equity Trust,
              6.70%, 1/16/06.................... $  1,319,933
 10,000,018   Resolution Trust Corp.,
              7.50%, 9/25/22....................   10,232,078
                                                   11,552,011
              BANKING -- 2.0%
  3,000,000   Boatmen's Bancshares, Inc., 6.75%,
              3/15/03...........................    3,105,921
  5,000,000   First Chicago Corp.,
              9.875%, 8/15/00...................    5,793,475
 10,000,000   NationsBank Corp.
              7.625%, 4/15/05...................   10,966,230
                                                   19,865,626
              CAPITAL EQUIPMENT -- .6%
  5,500,000   General Electric Capital Corp.,
              8.75%, 3/14/03....................    6,351,614
              CHEMICALS -- .6%
  5,000,000   Dow Chemical Co.,
              8.625%, 4/1/06....................    5,786,340
              CONSUMER PRODUCTS -- .6%
  5,000,000   General Mills, Inc.,
              9.00%, 12/20/02...................    5,825,890
              ENERGY -- 1.2%
  4,000,000   Atlantic Richfield Co.,
              9.00%, 4/1/21.....................    5,105,764
  2,000,000   BP North America, Inc.,
              9.875%, 3/15/04...................    2,504,804
  4,400,000   Texaco Capital Corp.,
              7.90%, 2/13/97....................    4,515,738
                                                   12,126,306
              FINANCE AND INSURANCE -- 3.7%
 12,550,000   Chrysler Financial Corp.,
              10.34%, 5/15/08...................   12,750,762
    277,286   CIT Group Securitization Corp.,
              4.70%, 6/15/18....................      275,201
  5,500,000   Dean Witter, Discover & Co.,
              6.75%, 10/15/13...................    5,501,490
  2,750,000   International Bank for
              Reconstruction &
              Development Co.,
              7.95%, 5/15/16....................    3,248,421
  5,000,000   Merrill Lynch, Pierce, Fenner &
              Smith, Inc.,
              7.00%, 4/27/08....................    5,230,900
  4,250,000   Norwest Financial, Inc.,
              7.10%, 11/15/96...................    4,308,093
  5,000,000   Smith Barney Holdings, Inc.,
              5.50%, 1/15/99....................    4,967,065
                                                   36,281,932

(Photo of                   EVERGREEN BALANCED FUND
stock certificates)    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

 PRINCIPAL
  AMOUNT                                             VALUE
CORPORATE BONDS -- CONTINUED
              FOOD AND BEVERAGE -- .5%
$ 4,250,000   PepsiCo, Inc.,
              7.625%, 11/1/98................... $  4,489,870
              HARDWARE & TOOLS -- .5%
  4,300,000   Stanley Works,
              7.375%, 12/15/02..................    4,622,281
              MEDICAL -- .6%
  5,000,000   Baxter International, Inc.,
              7.25%, 2/15/08....................    5,373,805
              MULTI-INDUSTRY -- .9%
  7,000,000   Jet Equipment Trust,
              9.41%, 6/15/10....................    8,385,965
              POLLUTION CONTROL -- .2%
  1,400,000   Waste Management,
              8.75%, 5/1/18.....................    1,651,495
              SOVEREIGN GOVERNMENT -- .6%
  5,000,000   Ontario Province Canada,
              7.75%, 6/4/02.....................    5,486,595
              TOBACCO -- .7%
              Philip Morris Cos., Inc.,
  5,000,000   8.65%, 5/15/98....................    5,309,840
  1,405,000   8.75%, 12/1/96....................    1,443,585
                                                    6,753,425
              UTILITIES -- .4%
  3,600,000   Union Electric Co.,
              8.00%, 12/15/22...................    4,027,230
                TOTAL CORPORATE BONDS
                   (COST $129,434,784)..........  138,580,385
U.S. GOVERNMENT &
AGENCY OBLIGATIONS -- 23.2%
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 2.2%
  3,477,325   8.50%, 5/15/21....................    3,653,364
  2,507,221   8.50%, 7/15/21....................    2,634,150
  4,558,947   8.50%, 6/15/22....................    4,789,744
  2,727,860   9.00%, 9/15/21....................    2,892,382
  4,386,083   9.00%, 10/15/21...................    4,650,616
  2,652,032   9.50%, 2/15/21....................    2,848,447
                                                   21,468,703
 PRINCIPAL
  AMOUNT                                              VALUE
              UNITED STATES TREASURY
              BONDS -- 13.2%
$20,000,000   7.625%, 2/15/07................... $ 22,012,500
 20,000,000   8.750%, 5/15/17...................   26,462,500
 32,400,000   8.875%, 8/15/17...................   43,416,000
 10,000,000   9.125%, 5/15/09...................   12,250,000
 17,500,000   9.125%, 5/15/18...................   24,051,563
                                                  128,192,563
              UNITED STATES TREASURY
              NOTES -- 7.8%
  8,000,000   6.375%, 7/15/99...................    8,270,000
 10,000,000   6.50%, 4/30/99....................   10,368,750
 10,000,000   7.25%, 8/31/96....................   10,128,110
 10,000,000   7.50%, 2/15/05....................   11,353,110
 10,000,000   7.75%, 11/30/99...................   10,837,500
 10,000,000   8.125%, 2/15/98...................   10,575,000
  3,500,000   8.875%, 11/15/98..................    3,832,500
 10,000,000   9.25%, 1/15/96....................   10,028,110
                                                   75,393,080
                TOTAL U.S. GOVERNMENT
                   & AGENCY OBLIGATIONS
                   (COST $209,868,434)..........  225,054,346
REPURCHASE AGREEMENT -- 1.9%
 18,462,000   Donaldson, Lufkin & Jenrette
              Securities Corp., 5.75%, dated
              12/29/95, due 1/2/96 --
              collateralized by $18,374,000 U.S.
              Treasury Notes, 5.625%, 8/31/97;
              value including accrued
              interest -- $19,181,932
              (cost $18,462,000)................   18,462,000

                TOTAL INVESTMENTS
                   (COST $788,220,450)...  99.1%  960,462,042
                OTHER ASSETS AND
                   LIABILITIES -- NET....     .9    8,808,208
                NET ASSETS............... 100.0% $969,270,250

 * Non-income producing securities.
ADR -- American Depositary Receipts
See accompanying notes to financial statements.
                                                                              21

(Photo of                   EVERGREEN BALANCED FUND
stock certificates)   STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
   Investments at value (identified cost $788,220,450)...........................................................  $960,462,042
   Dividends and interest receivable.............................................................................     7,271,953
   Receivable for Fund shares sold...............................................................................     3,174,523
   Prepaid expenses..............................................................................................        23,854
         Total assets............................................................................................   970,932,372
LIABILITIES:
   Due to custodian bank.........................................................................................        19,023
   Payable for Fund shares repurchased...........................................................................     1,038,915
   Accrued Advisory fee..........................................................................................       326,078
   Accrued expenses..............................................................................................       262,956
   Withholding tax liability.....................................................................................        15,150
         Total liabilities.......................................................................................     1,662,122
NET ASSETS.......................................................................................................  $969,270,250
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $796,415,802
   Undistributed net investment income...........................................................................       612,856
   Net unrealized appreciation of investments....................................................................   172,241,592
         Net assets..............................................................................................  $969,270,250
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares ($41,849,376/3,190,791 shares of beneficial interest outstanding).................................        $13.12
Sales charge -- 4.75% of offering price..........................................................................           .65
   Maximum offering price........................................................................................        $13.77
Class B Shares ($108,983,015/8,300,963 shares of beneficial interest outstanding)................................        $13.13
Class C Shares ($300,450/22,910 shares of beneficial interest outstanding).......................................        $13.11
Class Y Shares ($818,137,409/62,371,646 shares of beneficial interest outstanding)...............................        $13.12

See accompanying notes to financial statements.
22

(Photo of                   EVERGREEN BALANCED FUND
stock certificates)         STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $238,059)............................................                $ 17,065,656
   Interest....................................................................................                  30,890,083
         Total investment income...............................................................                  47,955,739
EXPENSES:
   Advisory fee................................................................................  $ 4,870,748
   Administrative personnel and service fees...................................................      676,130
   Distribution fee -- Class A Shares..........................................................      102,400
   Distribution fee -- Class B Shares..........................................................      784,084
   Shareholder services fee -- Class B Shares..................................................      261,361
   Distribution fee -- Class C Shares..........................................................        1,811
   Shareholder services fee -- Class C Shares..................................................          604
   Custodian fee...............................................................................      224,756
   Transfer agent fee..........................................................................      163,805
   Registration and filing fees................................................................       56,861
   Professional fees...........................................................................       27,112
   Reports and notices to shareholders.........................................................       20,870
   Insurance...................................................................................       20,103
   Trustees' fees and expenses.................................................................       19,842
   Miscellaneous...............................................................................        7,895
         Total expenses........................................................................                   7,238,382
Net investment income..........................................................................                  40,717,357
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments............................................................                  33,813,027
   Net change in unrealized appreciation of investments........................................                 154,935,970
Net gain on investments........................................................................                 188,748,997
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                $229,466,354

See accompanying notes to financial statements.
                                                                              23

(Photo of                    EVERGREEN BALANCED FUND
stock certificates)    STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR                YEAR
                                                                                             ENDED               ENDED
                                                                                       DECEMBER 31, 1995   DECEMBER 31, 1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.............................................................    $  40,717,357       $  35,492,616
   Net realized gain on investments..................................................       33,813,027          15,321,171
   Net change in unrealized appreciation (depreciation) of investments...............      154,935,970         (72,298,630)
   Net increase (decrease) in net assets resulting from operations...................      229,466,354         (21,484,843)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
   Class A Shares....................................................................       (1,620,476)         (1,519,114)
   Class B Shares....................................................................       (3,381,480)         (2,795,862)
   Class C Shares....................................................................           (8,000)             (1,794)
   Class Y Shares....................................................................      (35,087,211)        (31,021,065)
         Total distributions to shareholders from net investment income..............      (40,097,167)        (35,337,835)
   NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares....................................................................       (1,423,252)           (699,327)
   Class B Shares....................................................................       (3,696,589)         (1,691,363)
   Class C Shares....................................................................          (10,158)             (3,132)
   Class Y Shares....................................................................      (28,740,172)        (13,311,813)
         Total distributions to shareholders from net realized gain on investments...      (33,870,171)        (15,705,635)
         Total distributions to shareholders.........................................      (73,967,338)        (51,043,470)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.........................................................      170,978,316         306,060,376
   Proceeds from reinvestment of distributions.......................................       66,166,480          49,902,518
   Payment for shares redeemed.......................................................     (343,286,923)       (224,174,850)
         Net increase (decrease) from Fund share transactions........................     (106,142,127)        131,788,044
         Net increase in net assets..................................................       49,356,889          59,259,731
NET ASSETS:
   Beginning of year.................................................................      919,913,361         860,653,630
   End of year (including undistributed net investment income of $612,856 and
     $495,614, respectively).........................................................    $ 969,270,250       $ 919,913,361

See accompanying notes to financial statements.
24

(Photo of       EVERGREEN BALANCED FUND -- CLASS A AND B SHARES
stock certificates)           FINANCIAL HIGHLIGHTS

                                                           CLASS A SHARES                             CLASS B SHARES
                                                                                  JUNE 10,
                                                                                   1991*
                                                     YEAR ENDED                   THROUGH               YEAR ENDED
                                                    DECEMBER 31,                DECEMBER 31,           DECEMBER 31,
                                         1995      1994      1993      1992         1991           1995            1994
PER SHARE DATA:
Net asset value, beginning of
  period..............................   $11.17    $12.07    $11.41    $11.02      $10.00          $11.18          $12.08
Income (loss) from investment
  operations:
 Net investment income................      .51       .43       .42       .42         .30             .42             .36
 Net realized and unrealized gain
  (loss) on investments...............     2.40      (.71)      .75       .43        1.08            2.40            (.71)
   Total from investment operations...     2.91      (.28)     1.17       .85        1.38            2.82            (.35)
Less distributions to shareholders
  from:
 Net investment income................     (.50)     (.43)     (.42)     (.42)       (.35)           (.41)           (.36)
 Net realized gain on investments.....     (.46)     (.19)     (.09)     (.04)       (.01)           (.46)           (.19)
 In excess of net investment income...       --        --        --        --          --              --              --
  Total distributions.................     (.96)     (.62)     (.51)     (.46)       (.36)           (.87)           (.55)
Net asset value, end of period........   $13.12    $11.17    $12.07    $11.41      $11.02          $13.13          $11.18
TOTAL RETURN+.........................    26.5%     (2.4%)    10.4%      7.9%       11.8%           25.6%           (3.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted).....................  $41,849   $41,010   $35,032   $17,408        $334        $108,983        $100,052
Ratios to average net assets:
 Expenses.............................     .88%      .89%      .91%      .91%        .92%++         1.62%           1.48%
 Net investment income................    4.05%     3.69%     3.61%     3.93%       4.38%++         3.30%           3.12%
Portfolio turnover rate...............      37%       35%       19%       12%         19%             37%             35%

                                        JANUARY 26,
                                           1993*
                                          THROUGH
                                        DECEMBER 31,
                                            1993
PER SHARE DATA:
Net asset value, beginning of
  period..............................      $11.54
Income (loss) from investment
  operations:
 Net investment income................         .34
 Net realized and unrealized gain
  (loss) on investments...............         .65
   Total from investment operations...         .99
Less distributions to shareholders
  from:
 Net investment income................        (.34)
 Net realized gain on investments.....        (.09)
 In excess of net investment income...        (.02)
  Total distributions.................        (.45)
Net asset value, end of period........      $12.08
TOTAL RETURN+.........................        8.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted).....................     $65,475
Ratios to average net assets:
 Expenses.............................       1.41%++
 Net investment income................       3.09%++
Portfolio turnover rate...............         19%

*   Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
                                                                              25

(photo of       EVERGREEN BALANCED FUND -- CLASS C AND Y SHARES
stock certificates)   FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                            CLASS Y SHARES
                                                      CLASS C SHARES
                                                             SEPTEMBER 2,
                                                                1994*
                                                    YEAR       THROUGH                        YEAR ENDED
                                                   ENDED     DECEMBER 31,                    DECEMBER 31,
                                                    1995         1994           1995          1994       1993       1992
PER SHARE DATA:
Net asset value, beginning of period............    $11.17      $12.00           $11.17       $12.07     $11.41     $11.02
Income (loss) from investment operations:
 Net investment income..........................       .41         .18              .54          .46        .45        .46
 Net realized and unrealized gain (loss) on
  investments...................................      2.40        (.61)            2.40         (.71)       .75        .42
   Total from investment operations.............      2.81        (.43)            2.94         (.25)      1.20        .88
Less distributions to shareholders from:
 Net investment income..........................      (.41)       (.21)            (.53)        (.46)      (.45)      (.45)
 Net realized gain on investments...............      (.46)       (.19)            (.46)        (.19)      (.09)      (.04)
  Total distributions...........................      (.87)       (.40)            (.99)        (.65)      (.54)      (.49)
Net asset value, end of period..................    $13.11      $11.17           $13.12       $11.17     $12.07     $11.41
TOTAL RETURN+...................................     25.5%       (3.6%)           26.8%        (2.2%)     10.7%       8.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......      $300        $195         $818,137     $778,657   $760,147   $520,232
Ratios to average net assets:
 Expenses.......................................     1.62%       1.64%++           .62%         .64%       .66%       .66%
 Net investment income..........................     3.31%       3.23%++          4.30%        3.93%      3.86%      4.20%
Portfolio turnover rate.........................       37%         35%              37%          35%        19%        12%

                                                    APRIL 1,
                                                     1991*
                                                    THROUGH
                                                  DECEMBER 31,
                                                      1991
PER SHARE DATA:
Net asset value, beginning of period............      $10.00
Income (loss) from investment operations:
 Net investment income..........................         .36
 Net realized and unrealized gain (loss) on
  investments...................................        1.03
   Total from investment operations.............        1.39
Less distributions to shareholders from:
 Net investment income..........................        (.36)
 Net realized gain on investments...............        (.01)
  Total distributions...........................        (.37)
Net asset value, end of period..................      $11.02
TOTAL RETURN+...................................       15.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......    $247,472
Ratios to average net assets:
 Expenses.......................................        .68%++
 Net investment income..........................       4.86%++
Portfolio turnover rate.........................         19%

*   Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++  Annualized.
26

(photo of                     EVERGREEN VALUE FUND
a building)

A REPORT FROM YOUR
PORTFOLIO MANAGER
J. DONALD RAINES
   We believe the Gross Domestic Product (GDP) slowdown that    (Photo of
began in 1995 should continue into 1996. Most sectors of the    J. Donald
economy are experiencing reduced levels of demand. Industrial   Raines)
activity has weakened, reflecting inventory levels that are
high relative to demand trends. Consumers will likely remain subdued as they cope with high levels of debt and slow income growth. We believe that the current environment of economic
sluggishness should persist for the next few quarters, but
that the risk of a recession is low. By late spring, the drag from the inventory correction should have run its course.
Further declines in short-term interest rates and stimulative policies currently being pursued by our trading partners should lead to a pick-up in activity in the second half of the year. Inflation remains subdued for the near-term.
   Interest rate declines of almost two percentage points and unexpectedly robust corporate profits combined in 1995 to produce the best stock market performance in two decades. The twelve-month total return for the Dow Jones Industrial Average* was in excess of 36%. Our sense is that this combination of variables is unlikely to be repeated in 1996. The slowdown in the economy is already largely reflected in the current interest rate structure, and corporate profit comparisons will be more difficult. Our belief is that a cautious approach is appropriate given the high expectations currently priced into the stock market. Financial stocks provided the highest returns in 1995. This sector was well represented in the portfolio throughout 1995, with our holdings concentrated in the banking and insurance industries. Performance in this sector was enhanced by the unexpected magnitude of the interest rate declines and the pick-up in takeover activity that occurred in the second half of the year which caused many banking stocks to move to premium valuations.
   Our exposure to the technology sector was limited last year. Our belief was that long-term valuations were distorted by the unusually high levels of profitability being experienced by the manufacturers of commodity-type products. The latter half of the year saw meaningful corrections in this sector as demand slowed for computer-related products. We are using weakness in the technology sector to selectively add positions such as shares of IBM Corp., as we believe that the long-term fundamentals of high value-added producers are relatively attractive and current prices are much more reasonable. Retailers also represent good value but one must be particularly selective in this area, as consumer demand trends are still weak and the industry is suffering from excess capacity. We have focused on companies with strong marketing positions and diverse distribution channels, as we feel they are long-term winners. The Fund also maintained its exposure to the conglomerate group as we feel that the diversity of their operations would serve them well in a slowing economic environment. ITT Corp. represented an attractive opportunity in this area, as its operations were restructured to maximize shareholder value and provide distinct business franchises.
   Long-term demand trends in the energy sector are turning positive and we feel energy producers and processors represent good investment opportunities. Union Pacific Resources was added to the portfolio and provided a vehicle to benefit from increased natural gas pricing late in 1995. The stock market is vulnerable to disappointments as current price levels reflect high levels of expectations on the part of investors. Disappointments in earnings are dealt with harshly, as was seen in latter half of 1995 in the technology-related industries. The Fund is positioned in a moderately defensive structure as we feel that opportunities will arise in 1996 to re-deploy assets at more reasonable levels of valuations. The portfolios price-to-earnings ratio is approximately 13 times 1995 earnings, a 10% discount to the S&P 500 Reinvested Index, and the yield on our portfolio securities is at a 30% premium to that of the S&P 500, a position that reflects our concerns and should provide ample support in a period of weakness. Growth expectations for the securities we own are in line with the overall market and should allow our portfolio to fully participate in further market advances.
* UNMANAGED REINVESTED INDEX. INVESTMENTS CAN NOT BE MADE IN AN INDEX.
                                                                              27

(Photo of                     EVERGREEN VALUE FUND
a building)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN VALUE FUND
     The graphs below compare a $10,000 investment in the Evergreen Value Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 Index ("Index").

         (Four line graphs appear here with the following plot points:)

                                    CLASS A
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=25.6%
                                FIVE YEAR=13.6%
                             SINCE INCEPTION=12.7%

                     12/31/85  12/31/86  12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
EVERGREEN VALUE FUND
S&P 500

                                    CLASS B
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=25.9%
                             SINCE INCEPTION=12.6%

                             1/25/93*   12/31/93   12/31/94   12/31/95
EVERGREEN VALUE FUND
S&P 500

                                    CLASS C
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=29.9%
                             SINCE INCEPTION=19.3%

                             1/25/93*   12/31/93   12/31/94   12/31/95
EVERGREEN VALUE FUND
S&P 500

                                    CLASS Y
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=32.2%
                                 FIVE YEAR=15.0%
                              SINCE INCEPTION=15.0%

                    12/31/90*   12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
EVERGREEN VALUE FUND
S&P 500

*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
28

(Photo of                     EVERGREEN VALUE FUND
a building)                 STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

   SHARES                                          VALUE
COMMON STOCKS -- 100.3%
               BANKING & FINANCE -- 8.1%
     380,000   Bankers Trust New York Corp.... $   25,270,000
     410,000   Boatmen's Bancshares, Inc......     16,758,750
     541,200   Central Fidelity Banks, Inc....     17,318,400
      10,000   Comerica, Inc..................        401,250
     337,700   First Tennessee National
               Corp...........................     20,430,850
     510,000   National City Corp.............     16,893,750
                                                   97,073,000
               CAPITAL GOODS -- 5.6%
     336,800   Boeing Co......................     26,396,700
     862,400   Raytheon Co....................     40,748,400
                                                   67,145,100
               CHEMICALS/PLASTICS -- 7.9%
     260,000   Air Products &
               Chemicals, Inc.................     13,715,000
     300,000   Dow Chemical Co................     21,112,500
     230,000*  FMC Corp.......................     15,553,750
     255,000   Rohm & Haas Co.................     16,415,625
     560,000   Tenneco Inc....................     27,790,000
                                                   94,586,875
               COMMUNICATION -- .2%
     120,000   Equifax, Inc...................      2,565,000
               CONSUMER DURABLES -- 1.1%
     260,700   Stanley Works..................     13,426,050
               CONSUMER PRODUCTS -- 4.3%
   1,000,000*  Fruit of The Loom, Inc. Cl.A...     24,375,000
     300,000   Philip Morris Cos., Inc........     27,150,000
                                                   51,525,000
               DATA PROCESSING -- 2.2%
      15,000*  COMPAQ Computer Corp...........        720,000
     275,000   International Business Machines
               Corp...........................     25,231,250
                                                   25,951,250
               ENERGY -- 7.1%
     640,000   Chevron Corp...................     33,600,000
     200,000   Exxon Corp.....................     16,025,000
     455,000   Texaco, Inc....................     35,717,500
                                                   85,342,500
               FOOD & BEVERAGE -- 5.5%
   1,143,000   American Stores Co.............     30,575,250
     637,500   McCormick & Co., Inc...........     15,379,688
   1,866,100*  Shoney's Inc...................     19,127,525
                                                   65,082,463
   SHARES                                          VALUE
               FOREST PRODUCTS -- 1.1%
     315,000   Weyerhaeuser Co................ $   13,623,750
               HEALTHCARE & COSMETICS -- 5.1%
      25,000   Avon Products, Inc.............      1,884,375
     243,200   Bristol Myers Squibb Co........     20,884,800
     350,000   Schering-Plough Corp...........     19,162,500
      30,000   U.S. Healthcare, Inc...........      1,395,000
     180,000   Warner Lambert Co..............     17,482,500
                                                   60,809,175
               INSURANCE -- 9.0%
     608,175   Allstate Corp..................     25,011,196
   1,050,000   American General Corp..........     36,618,750
      30,000   American International Group,
               Inc............................      2,775,000
     139,800*  ITT Hartford Group Corp........      6,762,825
     878,400   Providian Corp.................     35,794,800
                                                  106,962,571
               MULTI-INDUSTRY -- 4.5%
      20,000   Dun & Bradstreet Corp..........      1,295,000
      38,000   Emerson Electric Co............      3,106,500
     528,000   General Electric Co............     38,016,000
     139,800*  ITT Corp.......................      7,409,400
     139,800   ITT Industries, Inc............      3,355,200
                                                   53,182,100
               OIL & GAS -- 8.7%
     270,000   Atlantic Richfield Co..........     29,902,500
      67,000   Kerr-McGee Corp................      4,298,950
     641,300   Sonat, Inc.....................     22,846,313
     633,000   Tosco Corp.....................     24,133,125
     500,000   Union Pacific Resources Group,
               Inc............................     12,687,500
     360,000   Unocal Corp....................     10,485,000
                                                  104,353,388
               PROCESS INDUSTRIES -- .1%
      13,000   Automatic Data
               Processing, Inc................        965,250
               PRODUCER MANUFACTURING -- 3.5%
     188,175   ADT Ltd........................      2,822,625
      20,000   AMP Inc........................        767,500
     455,000   Briggs & Stratton Corp.........     19,735,625
      35,000   Eastman Kodak Co...............      2,345,000
     235,000   Textron, Inc...................     15,862,500
                                                   41,533,250

                                                                              29

(Photo of                     EVERGREEN VALUE FUND
a building)         STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

   SHARES                                          VALUE
COMMON STOCKS -- CONTINUED
               RETAIL & APPAREL -- 5.2%
     187,500   Dayton Hudson Corp............. $   14,062,500
     565,000   Dillard Department
               Stores, Inc....................     16,102,500
      34,000   Penney (J.C.) Co., Inc.........      1,619,250
     680,000   May Department Stores Co.......     28,730,000
      25,000   Sears, Roebuck & Co............        975,000
                                                   61,489,250
               TOBACCO -- 3.0%
     804,400   American Brands, Inc...........     35,896,350
               TRANSPORTATION -- 5.9%
     299,900   Burlington Northern
               Santa Fe Inc...................     23,392,200
     470,000   Norfolk Southern Corp..........     37,306,250
     150,000   Union Pacific Corp.............      9,900,000
                                                   70,598,450
               UTILITIES -- 12.2%
     489,900   Carolina Power & Light Co......     16,901,550
      15,000   Florida Progress Corp..........        530,625
   1,088,400   General Public Utility Corp....     37,005,600
     865,000   GTE Corp.......................     38,060,000
      50,000   Houston Industries, Inc........      1,212,500
   1,215,700   NICOR, Inc.....................     33,431,750
      50,000   PECO Energy Co.................      1,506,250
     710,000   Southern Co....................     17,483,750
                                                  146,132,025
                 TOTAL COMMON STOCKS
                    (COST $986,302,788).......  1,198,242,797

 PRINCIPAL                                         VALUE
U.S. TREASURY SECURITIES -- .8%
$ 10,000,000   U.S. Treasury Notes,
               6.50%, 11/30/96
               (COST $9,885,156).............. $   10,118,750
**REPURCHASE AGREEMENT -- 11.0%
 131,095,000   Donaldson, Lufkin & Jenrette
               Securities Corp., 5.75%,
               dated 12/29/95, due 1/2/96
               (COST $131,095,000)............    131,095,000

                 TOTAL INVESTMENTS
                    (COST
                    $1,127,282,944)...  112.1%  1,339,456,547
                 OTHER ASSETS AND
                  LIABILITIES -- NET..  (12.1)   (144,406,273)
                 NET ASSETS...........  100.0% $1,195,050,274

 * Non-income producing securities.
** Collateralized by:
   $30,065,000 U.S. Treasury Notes, 5.375%, 5/31/98; value including accrued interest -- $30,415,881
   $21,597,000 U.S. Treasury Notes, 6.875%, 8/31/99; value including accrued interest -- $23,684,409
   $27,350,000 U.S. Treasury Bonds, 12.00%, 8/15/13; value including accrued interest -- $44,587,581
   $26,750,000 U.S. Treasury Bonds, 8.875%, 2/15/19; value including accrued interest -- $37,805,426
   See accompanying notes to financial statements.
30

(Photo of                     EVERGREEN VALUE FUND
a building)           STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
   Investments in securities at value..........................................................................  $1,208,361,547
   Investments in repurchase agreement at value................................................................     131,095,000
      Investments at value (identified cost $1,127,282,944)....................................................   1,339,456,547
   Cash........................................................................................................             289
   Dividends and interest receivable...........................................................................       3,393,956
   Receivable for Fund shares sold.............................................................................       1,852,483
   Prepaid expenses............................................................................................          22,865
         Total assets..........................................................................................   1,344,726,140
LIABILITIES:
   Payable for securities purchased............................................................................     147,806,094
   Payable for Fund shares repurchased.........................................................................         922,845
   Accrued Advisory fee........................................................................................         505,161
   Accrued expenses............................................................................................         260,705
   Distribution fee payable....................................................................................         181,061
         Total liabilities.....................................................................................     149,675,866
NET ASSETS.....................................................................................................  $1,195,050,274
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $  981,657,808
   Undistributed net investment income.........................................................................       1,943,860
   Accumulated net realized losses on investments..............................................................        (724,997)
   Net unrealized appreciation of investments..................................................................     212,173,603
      Net assets...............................................................................................  $1,195,050,274
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($292,434,370/14,298,496 shares of beneficial interest outstanding)..........................  $        20.45
   Sales charge -- 4.75% of offering price.....................................................................            1.02
         Maximum offering price................................................................................  $        21.47
   Class B Shares ($141,072,407/6,896,720 shares of beneficial interest outstanding)...........................  $        20.45
   Class C Shares ($810,742/39,670 shares of beneficial interest outstanding)..................................  $        20.44
   Class Y Shares ($760,732,755/37,202,080 shares of beneficial interest outstanding)..........................  $        20.45

See accompanying notes to financial statements.
                                                                              31

(Photo of                     EVERGREEN VALUE FUND
a building)                 STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $7,120).......................................               $ 32,766,843
   Interest.....................................................................................                  4,886,044
         Total investment income................................................................                 37,652,887
EXPENSES:
   Advisory fee.................................................................................  $5,120,579
   Administrative personnel and services fee....................................................     697,266
   Distribution fee -- Class A Shares...........................................................     603,896
   Distribution fees -- Class B Shares..........................................................     916,221
   Shareholder services fee -- Class B Shares...................................................     305,407
   Distribution fees -- Class C Shares..........................................................       4,798
   Shareholder services fee -- Class C Shares...................................................       1,599
   Transfer agent fee...........................................................................     462,534
   Custodian fee................................................................................     239,241
   Registration and filing fees.................................................................      36,347
   Professional fees............................................................................      22,375
   Reports and notices to shareholders..........................................................      22,340
   Insurance....................................................................................      17,548
   Trustees' fees and expenses..................................................................      17,230
   Miscellaneous................................................................................       7,961
         Total expenses.........................................................................                  8,475,342
Net investment income...........................................................................                 29,177,545
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments.............................................................                 50,649,714
   Net change in unrealized appreciation (depreciation) of investments..........................                196,633,111
Net gain on investments.........................................................................                247,282,825
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................               $276,460,370

See accompanying notes to financial statements.
32

(Photo of                     EVERGREEN VALUE FUND
a building)            STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR                YEAR
                                                                                             ENDED               ENDED
                                                                                       DECEMBER 31, 1995   DECEMBER 31, 1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.............................................................   $    29,177,545      $  23,555,892
   Net realized gain on investments..................................................        50,649,714         37,989,054
   Net change in unrealized appreciation (depreciation) of
      investments....................................................................       196,633,111        (46,787,958)
      Net increase in net assets resulting from operations...........................       276,460,370         14,756,988
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
   Class A Shares....................................................................        (6,221,428)        (5,495,722)
   Class B Shares....................................................................        (2,281,745)        (1,952,154)
   Class C Shares....................................................................           (12,030)            (2,060)
   Class Y Shares....................................................................       (19,218,021)       (15,879,870)
      Total distributions to shareholders from net investment income.................       (27,733,224)       (23,329,806)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class B Shares....................................................................                --            (24,340)
   Class C Shares....................................................................                --               (951)
      Total distributions to shareholders in excess
         of net investment income....................................................                --            (25,291)
   NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares....................................................................       (12,319,599)        (8,939,524)
   Class B Shares....................................................................        (5,935,694)        (4,906,369)
   Class C Shares....................................................................           (33,758)           (22,671)
   Class Y Shares....................................................................       (32,229,160)       (24,431,670)
      Total distributions to shareholders from net realized gain on investments......       (50,518,211)       (38,300,234)
         Total distributions to shareholders.........................................       (78,251,435)       (61,655,331)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.........................................................       309,533,208        270,641,999
   Proceeds from acquisition of ABT Growth and Income Trust..........................        63,356,435                 --
   Proceeds from reinvestment of distributions.......................................        66,652,380         57,894,547
   Payments for shares redeemed......................................................      (243,317,457)      (194,045,034)
      Net increase resulting from Fund share transactions............................       196,224,566        134,491,512
      Net increase in net assets.....................................................       394,433,501         87,593,169
NET ASSETS:
   Beginning of year.................................................................       800,616,773        713,023,604
   End of year (including undistributed net investment income (loss) of $1,943,860
     and ($434,532), respectively)...................................................   $ 1,195,050,274      $ 800,616,773

See accompanying notes to financial statements.
                                                                              33

(Photo of            EVERGREEN VALUE FUND -- CLASS A SHARES
a building)                   FINANCIAL HIGHLIGHTS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                      1995         1994         1993         1992         1991
PER SHARE DATA:
Net asset value, beginning of year...............................     $16.62       $17.63       $17.11       $17.08       $14.61
Income from investment operations:
  Net investment income..........................................        .55          .52          .47          .44          .46
  Net realized and unrealized gain (loss) on investments.........       4.69         (.20)        1.10          .89         3.17
    Total from investment operations.............................       5.24          .32         1.57         1.33         3.63
Less distributions to shareholders from:
  Net investment income..........................................       (.51)        (.51)        (.47)        (.43)        (.43)
  Net realized gain on investments...............................       (.90)        (.82)        (.58)        (.87)        (.73)
    Total distributions..........................................      (1.41)       (1.33)       (1.05)       (1.30)       (1.16)
Net asset value, end of year.....................................     $20.45       $16.62       $17.63       $17.11       $17.08
TOTAL RETURN+....................................................      31.8%         1.9%         9.3%         8.0%        25.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of year (in millions)............................       $292         $189         $190         $169         $136
Ratios to average net assets:
  Expenses.......................................................       .90%         .93%         .99%        1.01%*        .96%*
  Net investment income..........................................      2.78%        2.96%        2.63%        2.37%*       2.78%*
Portfolio turnover rate..........................................        53%          70%          46%          56%          69%
PER SHARE DATA:
Net asset value, beginning of year...............................
Income from investment operations:
  Net investment income..........................................
  Net realized and unrealized gain (loss) on investments.........
    Total from investment operations.............................
Less distributions to shareholders from:
  Net investment income..........................................
  Net realized gain on investments...............................
    Total distributions..........................................
Net asset value, end of year.....................................
TOTAL RETURN+....................................................
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of year (in millions)............................
Ratios to average net assets:
  Expenses.......................................................
  Net investment income..........................................
Portfolio turnover rate..........................................

+  Initial sales charge is not reflected.
* Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                              YEAR ENDED
                                                                                             DECEMBER 31,
                                                                                           1992        1991
Expenses................................................................................   1.02%       1.05%
Net investment income...................................................................   2.36%       2.69%

See accompanying notes to financial statements.
34

(Photo of         EVERGREEN VALUE FUND -- CLASS B AND C SHARES
a building)                   FINANCIAL HIGHLIGHTS

                                                                      CLASS B SHARES                        CLASS C SHARES
                                                                                    FEBRUARY 2,                       SEPTEMBER 2,
                                                                                       1993*                             1994*
                                                               YEAR ENDED             THROUGH         YEAR ENDED        THROUGH
                                                              DECEMBER 31,          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                            1995         1994           1993             1995             1994
PER SHARE DATA:
Net asset value, beginning of period...................     $16.62       $17.63         $17.24             $16.61         $18.28
Income (loss) from investment operations:
  Net investment income................................        .39          .42            .35                .39            .19
  Net realized and unrealized gain (loss) on
    investments........................................       4.70         (.20)          1.01               4.70           (.81 )
    Total from investment operations...................       5.09          .22           1.36               5.09           (.62 )
Less distributions to shareholders from:
  Net investment income................................       (.36)        (.41)          (.35  )            (.36)          (.19 )
  Net realized gain on investments.....................       (.90)        (.82)          (.58  )            (.90)          (.82 )
  Distributions in excess of net investment income.....         --           --           (.04  )              --           (.04 )
    Total distributions................................      (1.26)       (1.23)          (.97  )           (1.26)         (1.05 )
  Net asset value, end of period.......................     $20.45       $16.62         $17.63             $20.44         $16.61
TOTAL RETURN+..........................................      30.9%         1.3%           8.0%              30.9%         (3.41% )
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............   $141,072     $104,297        $59,953               $811           $485
Ratios to average net assets:
  Expenses.............................................      1.65%        1.53%          1.48%  ++          1.65%          1.68% ++
  Net investment income................................      2.04%        2.36%          2.09%  ++          2.03%          2.16% ++
Portfolio turnover rate................................        53%          70%            46%                53%            70%
PER SHARE DATA:
Net asset value, beginning of period...................
Income (loss) from investment operations:
  Net investment income................................
  Net realized and unrealized gain (loss) on
    investments........................................
    Total from investment operations...................
Less distributions to shareholders from:
  Net investment income................................
  Net realized gain on investments.....................
  Distributions in excess of net investment income.....
    Total distributions................................
  Net asset value, end of period.......................
TOTAL RETURN+..........................................
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............
Ratios to average net assets:
  Expenses.............................................
  Net investment income................................
Portfolio turnover rate................................

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.
++ Annualized.
See accompanying notes to financial statements.
                                                                              35

(Photo of            EVERGREEN VALUE FUND -- CLASS Y SHARES
a building)                   FINANCIAL HIGHLIGHTS

                                                                                                                 JANUARY 3,
                                                                                                                   1991*
                                                                                                                  THROUGH
                                                                        YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                                              1995         1994         1993         1992           1991
PER SHARE DATA:
Net asset value, beginning of period.....................     $16.61       $17.63       $17.11       $17.08          $14.28
Income from investment operations:
  Net investment income..................................        .57          .56          .52          .49             .47
  Net realized and unrealized gain (loss)
    on investments.......................................       4.72         (.20)        1.12          .90            3.53
    Total from investment operations.....................       5.29          .36         1.64         1.39            4.00
Less distributions to shareholders from:
  Net investment income..................................       (.55)        (.56)        (.52)        (.49)           (.47 )
  Net realized gains.....................................       (.90)        (.82)        (.58)        (.87)           (.73 )
  Distributions in excess of net investment income.......         --           --         (.02)          --              --
    Total distributions..................................      (1.45)       (1.38)       (1.12)       (1.36)          (1.20 )
  Net asset value, end of period.........................     $20.45       $16.61       $17.63       $17.11          $17.08
TOTAL RETURN+............................................      32.2%         2.1%         9.7%         8.3%           25.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)................   $760,733     $507,028     $463,087     $326,154     $   271,391
Ratios to average net assets:
  Expenses...............................................       .65%         .68%         .65%         .68%**          .69% ++**
  Net investment income..................................      3.02%        3.21%        2.98%        2.90%**         3.04% ++**
Portfolio turnover rate..................................        53%          70%          46%          56%             69%

*  Commencement of class operations.
+ Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                              JANUARY 3, 1991
                                                                           YEAR ENDED             THROUGH
                                                                        DECEMBER 31, 1992    DECEMBER 31, 1991
Expenses.............................................................          .69%                 .77%
Net investment income................................................         2.89%                2.96%

See accompanying notes to financial statements.
36

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)

A REPORT FROM YOUR
PORTFOLIO MANAGER
IRENE D. O'NEILL
   Evergreen American Retirement Fund completed its seventh      (Photo of
fiscal year on December 31, 1995. The past year was one of       Irene D.
generally strong performance for both the stock and fixed        O'Neill)
income markets. For the twelve months ended December 31, 1995, the Fund's total return (Class Y, no-load shares) was 25.1%*.
The Fund's average annual compound returns for the five-year period and the period since the Fund's inception on March 14,
1988, through December 31, 1995, were 13.0% and 10.6%,
respectively. (For additional performance information, please see page 39.) Most of the Fund's industry groups contributed to the performance of the equity portfolio. Healthcare
products and services, representing 6.0% of the Fund's net assets at year-end, was the strongest, providing a 57.2% return for the fiscal year. Companies within the sector benefited from two trends: the drive to reduce medical costs by the government and industry, and a shift to defensive issues such as drug stocks, in response to slower economic growth. Finance and insurance, which accounted for 7.0% of net assets, was the second best performing group, providing a return of 48.9% for the fiscal year. Of particular note, were investments in three catastrophic reinsurers, whose specialty is insuring against events such as hurricanes. These companies were brought public in the second half of 1995 at low valuations of earnings, but with very attractive dividend yields. At 10.0% of the Fund's net assets, energy remains the single largest industry holding, and generated a return of 32.9% for the fiscal year. Performance of the energy stocks was strong in the fourth quarter when unusually cold weather helped to lift energy demand and prices. In addition, the cost savings that have resulted from several years of restructuring are being used to boost exploration spending. This action is expected to help expand oil and gas reserves through the decade. Banks, which represent 5.5% of the Fund's net assets, benefited from the decline in interest rates through much of 1995, and the ongoing consolidation in the banking industry. This sector provided a return of 43.6% to the Fund during the fiscal year. Considering how cautious consumers were throughout 1995, it is not surprising that the Fund's weakest performing groups were those directly related to consumer spending. Retailers provided a return of -3.0%, while the consumer products and services sector generated a return of 1.6%. The metal products and services sector, which provided a return of 2.8% during the year, was negatively impacted as a result of concern that weaker economic growth would cause prices of metals, such as copper, to decline.
   The Fund's emphasis on undervaluation in security selection was rewarded this year with four mergers or acquisitions of portfolio holdings, the largest number in any year since inception. Paco Pharmaceutical Services, which was a beneficiary of outsourcing by the drug companies was acquired by West Co. in April 1995. Consistent with our ongoing theme of banking consolidation, Michigan National Corp. was acquired by National Australia Bank. In addition, Summit Bancorporation will be acquired by UJB Financial during the first quarter of 1996. We sold our shares of this company, and realized a gain, in the fourth quarter. The
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*PERFORMANCE FOR THE FUND'S CLASS A, CLASS B, AND CLASS C SHARES IS NOT AVAILABLE AS THOSE CLASSES WERE NOT IN EXISTENCE FOR THE FULL 12-MONTH PERIOD ENDED 12/31/95. PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                                                                              37

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
remaining two acquisitions were of two industrial products companies, Joslyn Corp. and Elco Industries, which were acquired by Danaher Corp. and Textron Inc., respectively. The average return to the Fund on the four acquisitions was 70.2% and ranged from 19.2% on Paco Pharmaceutical, held for eighteen months, to 129.9% for Elco Industries, which was held for six months.
   At the outset of 1996, Evergreen American Retirement Fund is pursuing several investment themes. Energy remains the Fund's largest commitment. This industry's strong cash flow and high dividend yields should help make it a defensive holding in a potentially difficult market. Deregulation remains a major portfolio theme and applies to several industry groups, including banking, telecommunications, and electric utilities. Interstate banking should continue to propel consolidation of banks and expected passage of the telecommunications bill should be positive for media companies. Deregulation of electric utilities is also likely to result in mergers and acquisitions, as companies seek ways to reduce costs. Our expectation of a low interest rate environment should favorably affect the banking, electric utility, and insurance industries. In addition, many insurance companies are restructuring operations and making more effective use of capital. These actions should help produce higher earnings and returns on equity.
   One theme that is a consistent thread in many of the Fund's investments is special situations. These are typically companies that are undergoing restructuring or earnings turnaround, whose potential value has not yet been recognized by the market.
   FIXED INCOME
   The U.S. economy weakened and interest rates declined through most of 1995 as the rate hikes engineered by the Federal Reserve Board in 1994 and early 1995 finally took hold. A brief detour occurred during the summer when rates moved up after the Fed reduced the Federal Funds rate by .25%, raising concern that growth would reaccelerate. As there were few signs of a resurgence in either growth or inflation during the autumn, this fear proved unfounded and interest rates resumed their decline. Movement toward a seven-year target for a balanced budget by the President and Congress also helped to drive the rally in fixed income markets through year-end. Passage of a balanced budget is expected to reduce the growth rate of government spending and requisite borrowing below what was previously projected. With the Treasury needing to borrow less to finance government spending, interest rates should remain low. In addition, consumer spending shows few signs of picking up and inflation remains subdued. These factors are likely to hold down interest rates despite volatility early in 1996 due to the impasse in budget talks. In keeping with the Fund's very conservative investment approach and our expectation of lower interest rates, a Federal Home Loan bank note with a five-year maturity was added to the portfolio in the fourth quarter.
   The major risk to the equity market in 1996 appears to be slower than anticipated economic growth and with it the potential for disappointing corporate earnings. Barring an unfavorable resolution to federal budget negotiations, interest rates should remain subdued and could likely provide support for stocks. Evergreen American Retirement Fund will continue to hold a diversified and balanced portfolio, emphasizing income producing securities which are both defensive and have the potential for capital growth.
   We welcome our new shareholders and would like to thank our existing shareholders for their continued support.
38

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN AMERICAN RETIREMENT FUND
     The graphs below compare a $10,000 investment in the Evergreen American Retirement Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Wilshire 5000 and Lehman General Bond Indexes ("Indexes").

         (Four line graphs appear here with the following plot points:)

                                    CLASS A
                          AVERAGE ANNUAL TOTAL RETURN
                             SINCE INCEPTION=19.2%



                                   1/3/95*  3/31/95  6/30/95  9/30/95  12/31/95
EVERGREEN AMERICAN RETIREMENT FUND
LEHMAN GENERAL BOND INDEX
WILSHIRE 5000 INDEX


                                    CLASS B
                          AVERAGE ANNUAL TOTAL RETURN
                             SINCE INCEPTION=19.3%



                                   1/3/95*  3/31/95  6/30/95  9/30/95  12/31/95
EVERGREEN AMERICAN RETIREMENT FUND
LEHMAN GENERAL BOND INDEX
WILSHIRE 5000 INDEX

                                    CLASS C
                          AVERAGE ANNUAL TOTAL RETURN
                             SINCE INCEPTION=23.2%



                                   1/3/95*  3/31/95  6/30/95  9/30/95  12/31/95
EVERGREEN AMERICAN RETIREMENT FUND
LEHMAN GENERAL BOND INDEX
WILSHIRE 5000 INDEX


                                    CLASS Y
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=25.1%
                                FIVE YEAR=13.0%
                             SINCE INCEPTION=10.6%


                  3/14/88  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
EVERGREEN AMERICAN RETIREMENT FUND
LEHMAN GENERAL BOND INDEX
WILSHIRE 5000 INDEX


*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged indexes and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              39

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)          STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

  SHARES                                             VALUE
COMMON STOCKS -- 57.3%
             AUTOMOTIVE EQUIPMENT &
             MANUFACTURING -- .6%
    14,700   Federal-Mogul Corp.................. $   288,488
             BANKS -- 5.1%
    20,000   BancorpSouth, Inc...................     405,000
    10,000   Bank of New York Co., Inc...........     487,500
     8,000   Cape Cod Bank & Trust Co............     316,000
    15,000   Citizens Bancorp....................     483,750
     4,000   First Union Corp.**.................     222,500
    16,000   Susquehanna Bancshares, Inc.........     424,000
                                                    2,338,750
             BUSINESS EQUIPMENT &
             SERVICES -- 2.8%
    15,000   Dun & Bradstreet Corp...............     971,250
     8,000   Reynolds & Reynolds Co. Cl. A.......     311,000
                                                    1,282,250
             CHEMICALS -- 3.7%
     2,000   Dow Chemical Co.....................     140,750
     8,000   Eastman Chemical Co.................     501,000
     9,000   Grace (W.R.) & Co...................     532,125
     2,000   Imperial Chemical Industries Plc,
             ADR.................................      93,500
     5,000   Praxair, Inc........................     168,125
    15,600   Stepan Co...........................     259,350
                                                    1,694,850
             COMMUNICATIONS SYSTEMS &
             SERVICES -- .7%
     5,500*  Airtouch Communications, Inc........     155,375
     2,521   AT&T Corp...........................     163,235
                                                      318,610
             CONSUMER PRODUCTS &
             SERVICES -- 5.4%
     2,130*  ADT, Inc............................      31,950
    12,000   Armor All Products Corp.............     217,500
     3,000   Colgate-Palmolive Co................     210,750
    20,000   Dean Foods Co.......................     550,000
    18,000   Heinz (H.J.) Co.....................     596,250
    15,000   Jostens, Inc........................     363,750
     2,000   Minnesota Mining & Manufacturing
             Co..................................     132,500
    30,000   Russ Berrie & Co., Inc..............     378,750
                                                    2,481,450
  SHARES                                             VALUE
             ELECTRICAL EQUIPMENT &
             ELECTRONICS -- 1.5%
     1,000   Emerson Electric Co................. $    81,750
     5,828   Hubbell, Inc. Cl. B.................     383,191
     3,000   Thomas & Betts Corp.................     221,250
                                                      686,191
             ENERGY -- 8.7%
     8,000   Amoco Corp..........................     575,000
     4,000   Atlantic Richfield Co...............     443,000
     7,700   Exxon Corp..........................     616,962
     3,000   Kerr-McGee Corp.....................     190,500
     5,000   Mobil Corp..........................     560,000
     4,000   Panhandle Eastern Corp..............     111,500
     6,000   Texaco, Inc.........................     471,000
    20,000   Williams Companies, Inc.............     877,500
     5,000   YPF Sociedad Anonima ADR............     108,125
                                                    3,953,587
             FINANCE & INSURANCE -- 5.1%
    20,000*  GCR Holdings, Ltd...................     450,000
     8,000   Hartford Steam Boiler Inspection &
             Insurance Co........................     400,000
    10,000*  ITT Hartford Group, Inc.............     483,750
    20,000*  LaSalle Re Holdings Ltd.............     457,500
     1,500*  Provident Companies, Inc. W/I.......      50,812
     8,000   Renaissance Re Holdings Ltd.........     243,000
     3,000   Transamerica Corp...................     218,625
                                                    2,303,687
             HEALTH CARE PRODUCTS &
             SERVICES -- 5.4%
    20,000   ADAC Laboratories...................     242,500
     7,000   Bristol Myers Squibb Co.............     601,125
    14,000   Shared Medical Systems Corp.........     761,250
     6,000   U.S. Healthcare, Inc................     279,000
     2,500   Warner Lambert Co...................     242,812
     5,333   Zeneca Group Plc, ADR...............     311,313
                                                    2,438,000
             INDUSTRIAL, COMMERCIAL GOODS &
             SERVICES -- 1.7%
    10,000   Graco, Inc..........................     305,000
    13,500   Hanson Plc, ADR.....................     205,875
     5,000   Harris Corp.........................     273,125
                                                      784,000

40

                       EVERGREEN AMERICAN RETIREMENT FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

  SHARES                                             VALUE
COMMON STOCKS -- CONTINUED
             METAL PRODUCTS & SERVICES -- 1.3%
    42,000   Lindberg Corp....................... $   283,500
     5,000   Phelps Dodge Corp...................     311,250
                                                      594,750
             PAPER & PACKAGING -- .7%
    12,000   Westvaco Corp.......................     333,000
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 1.1%
     2,460*  Cox Communications, Inc.............      47,970
     4,000   McGraw-Hill, Inc....................     348,500
     2,803   Times-Mirror Co. Cl. A..............      94,952
                                                      491,422
             REAL ESTATE -- .7%
    10,000   Post Properties, Inc................     318,750
             RETAILING & DISTRIBUTION -- 1.8%
     5,000   Marsh Supermarkets, Inc. Class A....      66,250
     8,000   Mercantile Stores Co., Inc..........     370,000
     8,000   Penney (J.C.) Co., Inc..............     381,000
                                                      817,250
             TEXTILE & APPAREL -- 2.2%
    23,000   Kellwood Co.........................     468,625
    10,000   Oxford Industries, Inc..............     167,500
     6,600   VF Corp.............................     348,150
                                                      984,275
             TRANSPORTATION -- 1.6%
     3,191   Burlington Northern, Inc............     248,898
     7,000   Union Pacific Corp..................     462,000
                                                      710,898
             UTILITIES -- ELECTRIC -- 6.2%
     9,100   Commonwealth Energy System..........     407,225
    20,000   Eastern Utilities Association.......     472,500
    14,000   Houston Industries, Inc.............     339,500
    10,000   Illinova Corp.......................     300,000
    10,000   Texas Utilities Co..................     411,250
    35,000   TNP Enterprises, Inc................     656,250
     8,000   Unicom Corp.........................     262,000
                                                    2,848,725
  SHARES                                             VALUE
             UTILITIES -- GAS -- 1.0%
    25,000   CMS Energy Corp. Class G............ $   471,875
               TOTAL COMMON STOCKS
                  (COST $20,704,242).............  26,140,808
CONVERTIBLE PREFERRED STOCKS -- 8.2%
             BANKS -- .4%
     7,000   ONBANCorp, Inc.
             6.75%, Series B.....................     196,000
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- .7%
     7,000   Southdown, Inc.,
             $2.875, Series D....................     309,750
             CONSUMER PRODUCTS & SERVICES -- .8%
     5,000   SCI Finance LLC
             $3.125, Series A....................     370,000
             ENERGY -- .5%
     5,000   Valero Energy Corp.
             $3.125..............................     257,500
             FINANCE & INSURANCE -- 1.1%
     8,000   Integon Corp.,
             $3.875..............................     480,000
             HEALTH CARE PRODUCTS &
             SERVICES -- .6%
    10,000   FHP International Corp.,
             5.00%, Series A.....................     266,250
             PAPER & PACKAGING -- .5%
    10,000   James River Corp. of Virginia 9.00%,
             Series P............................     233,750
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- 2.6%
    15,000   AMC Entertainment, Inc.
             $1.75...............................     611,250
    10,300   Granite Broadcasting Corp.
             $1.938..............................     556,200
     1,197   Times Mirror Co.
             $1.374, Series B....................      30,898
                                                    1,198,348
             UTILITIES -- TELEPHONE -- 1.0%
     5,000   Philippine Long Distance Telephone
             Co. GDS
             7.00%, Series III...................     260,313
     5,000   Sprint Corp.
             8.25%...............................     190,000
                                                      450,313
               TOTAL CONVERTIBLE PREFERRED STOCKS
                  (COST $3,129,521)..............   3,761,911

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

PRINCIPAL
  AMOUNT                                             VALUE
CONVERTIBLE DEBENTURES -- 6.9%
             AUTOMOTIVE EQUIPMENT &
             MANUFACTURING -- .8%
$  500,000   Exide Corp.
             2.90%, 12/15/05..................... $   361,250
             BUILDING, CONSTRUCTION &
             FURNISHINGS -- 1.0%
   450,000   Medusa Corp.
             6.00%, 11/5/03......................     436,500
             CONSUMER PRODUCTS & SERVICES -- .7%
   320,000   Max & Erma's Restaurants, Inc.
             8.00%, 9/1/04.......................     312,800
             ELECTRICAL EQUIPMENT &
             ELECTRONICS -- 1.2%
   400,000   Conner Peripherals, Inc.
             6.50%, 3/1/02.......................     406,000
   150,000   Integrated Device Technology, Inc
             5.50%, 6/1/02.......................     123,750
                                                      529,750
             ENERGY -- .8%
   100,000   Seitel, Inc.
             9.00%, 3/31/02......................     379,630
             FINANCE & INSURANCE -- .8%
   100,000   Equitable Co., Inc.
             6.125%, 12/15/24....................     113,000
   200,000   Trenwick Group, Inc.
             6.00%, 12/15/99.....................     236,000
                                                      349,000
             METAL PRODUCTS & SERVICES -- .3%
   150,000   Quanex Corp.
             6.88%, 6/30/07......................     144,750
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- .7%
   329,000   Time Warner, Inc.
             8.75%, 1/10/15......................     340,926
             RETAILING & DISTRIBUTION -- .4%
   200,000   Big B, Inc.
             6.50%, 3/15/03......................     199,500
PRINCIPAL
  AMOUNT                                             VALUE
             UTILITIES -- GAS -- .2%
$  100,000   Ensearch Corp.
             6.375%, 4/1/02...................... $    99,500
               TOTAL CONVERTIBLE DEBENTURES
                  (COST $2,914,768)..............   3,153,606
CORPORATE OBLIGATIONS -- 10.0%
             FINANCE & INSURANCE -- 4.5%
 1,000,000   American General Finance Corp.
             Senior Notes
             7.125%, 12/1/99.....................   1,045,777
 1,000,000   Ford Motor Credit Co.
             5.625%, 12/15/98....................     999,173
                                                    2,044,950
             UTILITIES -- TELEPHONE -- 2.2%
 1,000,000   GTE Southwest, Inc.
             5.82%, 12/1/99......................     999,845
             BANKS -- 2.2%
 1,000,000   NationsBank Corp.
             6.50%, 8/15/03......................   1,022,731
             CONSUMER PRODUCTS &
             SERVICES -- 1.1%
   500,000   PepsiCo, Inc.
             6.875%, 5/15/97.....................     508,650
               TOTAL CORPORATE OBLIGATIONS
                  (COST $4,501,740)..............   4,576,176
U.S. GOVERNMENT &
AGENCY OBLIGATIONS -- 16.5%
   700,000   Federal Agricultural Mortgage Corp.
             7.03%, 5/26/98......................     726,359
 2,000,000   Federal Home Loan Bank Notes 5.65%,
             12/29/00............................   2,007,188
 1,500,000   U.S. Treasury Bond
             7.125%, 2/15/23.....................   1,713,750
 3,000,000   U.S. Treasury Note
             7.50%, 12/31/96.....................   3,067,500
               TOTAL U.S. GOVERNMENT & AGENCY
                  OBLIGATIONS
                  (COST $7,387,099)..............   7,514,797

42

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

PRINCIPAL
  AMOUNT                                             VALUE
SHORT-TERM INVESTMENTS -- 5.4%
             COMMERCIAL PAPER -- 1.4%
$  650,000   BellSouth Telecommunications, Inc.
             5.77%, 1/24/96...................... $   647,604
             U.S. GOVERNMENT & AGENCY
             OBLIGATIONS -- 4.0%
   600,000   Federal Home Loan Bank
             5.50%, 1/31/96......................     597,250
             Federal Home Loan Mortgage Corp.
   250,000   5.46%, 1/16/96......................     249,431
   400,000   5.50%, 1/25/96......................     398,534
   550,000   Federal National Mortgage
             Association
             5.46%, 1/22/96......................     548,248
                                                    1,793,463
               TOTAL SHORT-TERM INVESTMENTS
                  (COST $2,441,067)..............   2,441,067

               TOTAL INVESTMENTS
                  (COST $41,078,437).....  104.3%  47,588,365
               OTHER ASSETS AND
                  LIABILITIES -- NET.....   (4.3)  (1,976,609)
               NET ASSETS................  100.0% $45,611,756

 * Non-income producing securities.
** At December 31, 1995 the Fund owned 4,000 shares of common stock of First
   Union at a cost of $106,108. During the year ended December 31, 1995, the Fund earned $7,840 in dividend income from this investment. These were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
   The following abbreviations are used in this portfolio:
   ADR -- American Depositary Receipts
   GDS -- Global Depositary Shares
   W/I -- When Issued
   See accompanying notes to financial statements.
                                                                              43

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)    STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
   Investments at value (identified cost $41,078,437).............................................................  $47,588,365
   Dividends and interest receivable..............................................................................      330,215
   Receivable for Fund shares sold................................................................................      271,927
   Receivable for securities sold.................................................................................      166,650
   Prepaid expenses...............................................................................................       49,836
         Total assets.............................................................................................   48,406,993
LIABILITIES:
   Due to custodian bank..........................................................................................       23,159
   Payable for securities purchased...............................................................................    2,611,882
   Accrued expenses...............................................................................................       79,844
   Payable for Fund shares repurchased............................................................................       48,659
   Accrued Advisory fee...........................................................................................       28,396
   Distribution fee payable.......................................................................................        3,297
         Total liabilities........................................................................................    2,795,237
NET ASSETS........................................................................................................  $45,611,756
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $38,946,153
   Accumulated net realized gain on investments...................................................................      155,675
   Net unrealized appreciation of investments.....................................................................    6,509,928
         Net assets...............................................................................................  $45,611,756
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($1,335,481/104,135 shares of benefical interest outstanding)...................................  $     12.82
   Sales charge -- 4.75% of offering price........................................................................          .64
         Maximum offering price...................................................................................  $     13.46
   Class B Shares ($4,839,103/378,178 shares of beneficial interest outstanding)..................................  $     12.80
   Class C Shares ($109,911/8,577 shares of beneficial interest outstanding)......................................  $     12.81
   Class Y Shares ($39,327,261/3,064,399 shares of beneficial interest outstanding)...............................  $     12.83

See accompanying notes to financial statements.
44

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)          STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $6,076).............................................             $1,073,750
   Interest...........................................................................................                994,467
         Total investment income......................................................................              2,068,217
EXPENSES:
   Advisory fee.......................................................................................  $297,242
   Distribution fee-Class A Shares....................................................................       659
   Distribution fee-Class B Shares....................................................................     9,137
   Shareholder services fee-Class B Shares............................................................     3,045
   Distribution fee-Class C Shares....................................................................       187
   Shareholder services fee-Class C Shares............................................................        62
   Registration and filing fees.......................................................................    77,216
   Custodian fee......................................................................................    57,306
   Transfer agent fee.................................................................................    54,402
   Professional fees..................................................................................    40,958
   Trustees' fees and expenses........................................................................    15,121
   Reports and notices to shareholders................................................................    16,699
   Insurance..........................................................................................     1,475
   Miscellaneous......................................................................................    14,231
                                                                                                         587,740
   Less: Expense reimbursement........................................................................   (76,464)
         Net expenses.................................................................................                511,276
Net investment income.................................................................................              1,556,941
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions.......................................................                460,019
   Net change in unrealized appreciation (depreciation) of investments................................              6,860,189
Net gain on investments...............................................................................              7,320,208
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................             $8,877,149

See accompanying notes to financial statements.
                                                                              45

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)     STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED          YEAR ENDED
                                                                                       DECEMBER 31, 1995   DECEMBER 31, 1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.............................................................     $ 1,556,941         $ 2,106,165
   Net realized gain (loss) on investments...........................................         460,019            (224,124)
   Net change in unrealized appreciation (depreciation)
      of investments.................................................................       6,860,189          (3,049,986)
      Net increase (decrease) in net assets resulting from operations................       8,877,149          (1,167,945)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
   Class A Shares....................................................................         (15,368)                 --
   Class B Shares....................................................................         (56,118)                 --
   Class C Shares....................................................................            (987)                 --
   Class Y Shares....................................................................      (1,498,372)         (2,092,261)
      Total distributions from net investment income.................................      (1,570,845)         (2,092,261)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares....................................................................             (12)                 --
   Class B Shares....................................................................             (44)                 --
   Class C Shares....................................................................              (1)                 --
   Class Y Shares....................................................................          (1,166)                 --
      Total distributions in excess of net investment income.........................          (1,223)                 --
         Total distributions to shareholders.........................................      (1,572,068)         (2,092,261)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.........................................................       9,254,552          11,089,665
   Proceeds from reinvestment of distributions.......................................       1,339,655           1,774,030
   Payment for shares redeemed.......................................................      (9,463,471)         (9,763,060)
      Net increase resulting from Fund share transactions............................       1,130,736           3,100,635
      Net increase (decrease) in net assets..........................................       8,435,817            (159,571)
NET ASSETS:
   Beginning of year.................................................................      37,175,939          37,335,510
   End of year (including undistributed net investment income of $0 and $13,904,
     respectively)...................................................................     $45,611,756         $37,175,939

(Photo of              EVERGREEN AMERICAN RETIREMENT FUND
Statue of Liberty)            FINANCIAL HIGHLIGHTS

                                                  JANUARY 3, 1995* THROUGH                            CLASS Y SHARES
                                                     DECEMBER 31, 1995
                                         CLASS A          CLASS B          CLASS C                YEAR ENDED DECEMBER 31,
                                          SHARES           SHARES           SHARES         1995       1994       1993       1992
PER SHARE DATA:
Net asset value, beginning of
  period............................      $10.65           $10.65            $10.65        $10.67     $11.60     $10.95     $10.52
Income (loss) from investment
  operations:
 Net investment income..............         .41              .35               .36           .47        .60        .56        .66
 Net realized and unrealized gain
  (loss) on investments.............        2.22             2.20              2.19          2.16       (.93)       .96        .55
   Total from investment
    operations......................        2.63             2.55              2.55          2.63       (.33)      1.52       1.21
Less distributions to shareholders
  from:
 Net investment income..............        (.46)            (.40)             (.39)         (.47)      (.60)      (.60)      (.61)
 Net realized gains on
  investments.......................          --               --                --            --         --       (.24)      (.17)
 In excess of net realized gains on
  investments.......................          --               --                --            --         --       (.03)        --
   Total distributions..............        (.46)            (.40)             (.39)         (.47)      (.60)      (.87)      (.78)
Net asset value, end of period......      $12.82           $12.80            $12.81        $12.83     $10.67     $11.60     $10.95
TOTAL RETURN**......................       24.9%            24.1%             24.0%         25.1%      (2.9%)     14.1%      11.8%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period
  (000's omitted)...................      $1,335           $4,839              $110       $39,327    $37,176    $37,336    $23,781
Ratios to average net assets:
 Expenses...........................       1.37%+#          2.12%+#           2.10%+#       1.26%      1.28%      1.36%      1.51%
 Net investment income..............       3.73%+#          2.97%+#           2.96%+#       3.96%      5.40%      5.13%      6.23%
Portfolio turnover rate.............         49%              49%               49%           49%       136%        92%       151%

                                        1991
PER SHARE DATA:
Net asset value, beginning of
  period............................     $9.59
Income (loss) from investment
  operations:
 Net investment income..............       .60
 Net realized and unrealized gain
  (loss) on investments.............      1.15
   Total from investment
    operations......................      1.75
Less distributions to shareholders
  from:
 Net investment income..............      (.60)
 Net realized gains on
  investments.......................      (.22)
 In excess of net realized gains on
  investments.......................        --
   Total distributions..............      (.82)
Net asset value, end of period......    $10.52
TOTAL RETURN**......................     18.8%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period
  (000's omitted)...................   $15,632
Ratios to average net assets:
 Expenses...........................     1.50%
 Net investment income..............     5.91%
Portfolio turnover rate.............       97%

*   Commencement of class operations.
** Total return is calculated on net asset value per share for the period indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
+ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                     JANUARY 3, 1995* THROUGH
                                                                                         DECEMBER 31, 1995
                                                                                    CLASS A            CLASS B
                                                                                     SHARES             SHARES
Expenses.....................................................................         10.96%             4.20%
Net investment income (loss).................................................         (5.86%)             .89%

                                                                                  CLASS C
                                                                                   SHARES
Expenses.....................................................................      103.52%
Net investment income (loss).................................................      (98.46%)

See accompanying notes to financial statements.
                                                                              47

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)

A REPORT FROM YOUR
PORTFOLIO MANAGER
EDMUND H. NICKLIN
   Evergreen Growth and Income Fund completed its ninth year      (Photo of
of operations on December 31, 1995. Implementation of the         Edmund H.
Fund's strategy of investing in a portfolio of securities we      Nicklin)
deem to be undervalued, purchased on a "value timing" basis
provided favorable results. As the Fund's long-standing
shareholders are aware, security selection on a value timing basis is a research-driven process based upon the
identification of a catalyst for change in addition to
quantification of undervaluation.
   Fund performance in 1995 directly benefited from the trend of American industry to exploit economies of scale. The high cost of developing new products, the savings on
distribution to a more dense customer base and the need to
leverage productivity-enhancing technological advancements all require much larger business entities. During 1995, nine companies in the Fund's portfolio were acquired or received acquisition offers. These acquisitions and offers, plus the positive performance of most sectors of the portfolio, led to a total return of 32.9% for the Fund (Class Y, no-load shares) for the twelve months ended December 31, 1995*. While the Fund's 1995 total return did not exceed that of the S&P 500 Reinvested Index**, it did exceed the return of the Lipper Growth and Income Funds Index of 30 growth and income funds***. The Fund's average annual compound returns (Class Y, no-load shares) for the five-year period and the period since its inception on October 15, 1986, through December 31, 1995, were 17.3% and 13.4%, respectively, which exceeded the respective returns of the Lipper Growth and Income Funds Index. (For additional performance information, please see page 51.)
   Many companies manifest sub-par financial performance at the time of their addition to the Fund's portfolio. However, a financial or operational problem is often necessary to depress the market price, so that the security satisfies the undervaluation criterion of the value timing strategy. Mid-cap companies are often attractive value timing candidates because they can provide an effective trade-off between the financial strength necessary for management to work through the period of problem identification and resolution, and the level of Wall Street research coverage (less coverage correlates to greater appreciation potential). Small troubled companies often lack enough of the former and large closely followed companies often have an excess of the latter. The median market capitalization of the Fund's portfolio was $1.7 billion at year-end 1995, consistent with a mid-cap classification.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*PERFORMANCE FOR THE FUND'S CLASS A, CLASS B, AND CLASS C SHARES IS NOT AVAILABLE AS THOSE CLASSES WERE NOT IN EXISTENCE FOR THE FULL 12-MONTH PERIOD ENDED 12/31/95. PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
**AN UNMANAGED INDEX OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
***LIPPER ANALYTICAL SERVICES, INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR.
EFFECTIVE 1/19/96, FFB LEXICON CAPITAL APPRECIATION EQUITY FUND WAS MERGED INTO EVERGREEN GROWTH & INCOME FUND. AS A RESULT, THE COMBINED ASSETS UPON COMPLETION OF THE MERGER WERE $376 MILLION.
48

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
PORTFOLIO HIGHLIGHTS
   The Fund's investment strategy and focus on undervaluation requires that significant diversity be incorporated into the portfolio, not only among individual securities, but industries as well. Of the fifteen industry groupings in the Fund's portfolio at year-end, each produced a positive return in 1995 with the exception of retailing and electronic sectors. Best results for the year were recorded by railroads (+78%), finance and insurance (+74%), and banks and thrifts (+56%). Performance in the rail group was driven by acquisitions, with the Fund holding both the acquirees and the acquirors. Chicago & Northwestern Holdings Corp. provided a gain of 72% during 1995 from its acquisition by Union Pacific, which itself appreciated 46% on the strength of this acquisition, its proposed acquisition of Southern Pacific Rail Corp. and its forthcoming spin-off of Union Pacific Resources Group Inc. Results for the finance and insurance group were driven by the Fund's two largest holdings:
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, each appreciating approximately 65% in 1995. The excellent performance of the bank and thrift group was driven by acquisitions reflecting the strategy of regional banks to leverage their enhanced distribution network. The largest disappointment in 1995 was the retail group, whose negative return in 1995 was driven by a nationwide excess of stores. Caldor, the largest individual disappointment declared bankruptcy as a result of its inability to secure financing from either vendors or lending institutions for its Christmas merchandise.
   Continued consolidation in the radio industry, combined with increased demand for advertising spots, indicated undervaluation for a number of radio broadcasters. Four were added to the portfolio during 1995. The value of television stations also increased reflecting scarcity value with the emergence of two new broadcast networks. Three television broadcasters were added, and one long-standing holding, Outlet Communications, was purchased by NBC in February, 1996. This acquisition provided substantial appreciation to the Fund, even through fiscal year-end. These additions raised the portfolio commitment to publishing, broadcasting and entertainment to over 15% of net assets at year-end 1995. Electric utilities saw their shares decline early in 1995 in response to the opening of power generation to competition. Previously expended capital costs for generation capacity could be a risk in a competitive environment. Expecting state regulators to allow capital cost recovery, five electric utilities were judged to offer attractive returns with acceptable risk and were added to the portfolio.
   The value timing strategy is not expected to provide a near-term reward for every investment. Indeed, one lab testing company, two electronic component companies, one software company and an electronic surveillance firm are currently available in the marketplace at prices less than the Fund's cost. A reexamination of each of these positions suggests that the original estimate of undervaluation was correct, but that the improvement of financial performance by management is a greater job and will take longer than originally anticipated.
   In 1996, the Fund will continue to focus on identifying undervaluation and a catalyst necessary to secure the value discrepancy - second generation value investing. The overly optimistic expectations for technology companies in the summer of 1995 has given way to a more sober assessment of these companies' opportunities and their valuation in the equity market.
                                                                              49

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   As the economy enters its sixth year of recovery, we believe earnings momentum will decrease markedly due to the age of the current expansion and a reduction in the benefit from corporate restructuring, a significant component of earnings improvement in previous years. With substantially less earnings momentum in 1996, the outlook for the broader market is more dependent upon the actions of the Federal Reserve Board. With evident economic slowing in fourth quarter 1995, additional decreases in the Fed Funds rate beyond the .25% in December 1995 are likely. This loosening of monetary policy may well be supportive of higher equity prices in 1996, but the real opportunity will be in the identification of individual companies that can produce better earnings in a less hospitable economic environment. An objective of the value timing strategy is to identify companies that can provide that added performance.
   I would like to take this opportunity to welcome the many new shareholders of the Evergreen Growth & Income Fund and thank them for the confidence they have displayed in joining the Fund's long-standing shareholders. Also, I would like to welcome shareholders of FFB Lexicon Capital Appreciation Fund which merged into Evergreen Growth & Income Fund on January 19, 1996.
50

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GROWTH & INCOME FUND
     The graphs below compare a $10,000 investment in the Evergreen Growth and Income Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the S&P 500 and Lipper Growth and Income Funds Average Indexes ("Indexes").

         (Four line graphs appear here with the following plot points:)

                                    CLASS A
                          AVERAGE ANNUAL TOTAL RETURN
                             SINCE INCEPTION=26.7%

                                     1/3/95*   3/31/95   6/30/95  9/30/95   12/31/95
EVERGREEN GROWTH & INCOME FUND
LIPPER GROWTH & INCOME FUNDS AVERAGE
S&P 500

                                    CLASS B
                          AVERAGE ANNUAL TOTAL RETURN
                             SINCE INCEPTION=27.2%

                                     1/3/95*   3/31/95   6/30/95  9/30/95   12/31/95
EVERGREEN GROWTH & INCOME FUND
LIPPER GROWTH & INCOME FUNDS AVERAGE
S&P 500



                                    CLASS C
                          AVERAGE ANNUAL TOTAL RETURN
                             SINCE INCEPTION=31.2%

                                     1/3/95*   3/31/95   6/30/95  9/30/95   12/31/95
EVERGREEN GROWTH & INCOME FUND
LIPPER GROWTH & INCOME FUNDS AVERAGE
S&P 500



                                    CLASS Y
                          AVERAGE ANNUAL TOTAL RETURN
                                 ONE YEAR=32.9%
                                FIVE YEAR=17.3%
                             SINCE INCEPTION=13.4%

                       10/15/86*  12/31/86  12/31/87 12/31/88  12/31/89   12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
EVERGREEN GROWTH &
   INCOME FUND
LIPPER GROWTH & INCOME
   FUNDS AVERAGE
S&P 500

*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Indexes are unmanaged indexes and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              51

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)               STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1995

SHARES                                              VALUE
COMMON STOCKS -- 93.6%
          BANKS & THRIFTS -- 10.2%
 35,000   Bank of New York Co., Inc............. $  1,706,250
 36,950   BSB Bancorp, Inc......................      914,513
 67,500   Central Fidelity Banks, Inc...........    2,160,000
 22,500   Cullen/Frost Bankers, Inc.............    1,125,000
 70,000   First Security Corp...................    2,695,000
145,000   Hibernia Corp. Cl. A..................    1,558,750
 20,000   Liberty Bancorp, Inc..................      745,000
 20,000   ONBANCorp, Inc........................      667,500
 40,000   State Street Boston Corp..............    1,800,000
 50,000   Summit Bancorporation.................    1,575,000
 45,000   Susquehanna Bancshares, Inc...........    1,192,500
120,000   Washington Mutual Savings Bank........    3,465,000
 55,000   Webster Financial Corp................    1,622,500
                                                   21,227,013
          BUSINESS EQUIPMENT &
          SERVICES -- 9.0%
105,000*  Airtouch Communications, Inc..........    2,966,250
 11,950*  Associated Group, Inc. Cl. A..........      225,556
 11,950*  Associated Group, Inc. Cl. B..........      227,050
 62,500*  Compuware Corp........................    1,156,250
  7,200*  Cray Research, Inc....................      178,200
130,000   Harper Group, Inc.....................    2,307,500
 45,100*  Landmark Graphics Corp................    1,048,575
 10,000*  MSC Industrial Direct Co., Inc........      275,000
100,000   Pittston Services Group...............    3,137,500
 68,500*  Platinum Technology, Inc..............    1,258,688
 30,000*  Policy Management Systems Corp........    1,428,750
116,000   Reynolds & Reynolds Co. Cl. A.........    4,509,500
                                                   18,718,819
          CHEMICALS & AGRICULTURAL
          PRODUCTS -- 3.6%
 22,500   Air Products & Chemicals, Inc.........    1,186,875
 47,300   Fuller (H.B.) Co......................    1,643,675
  7,800   Great Lakes Chemical Corp.............      561,600
120,000   Praxair, Inc..........................    4,035,000
                                                    7,427,150
          CONSUMER PRODUCTS &
          SERVICES -- 2.0%
 40,000   CPC International Inc.................    2,745,000
 55,000   Dean Foods Co.........................    1,512,500
                                                    4,257,500
          DIVERSIFIED COMPANIES -- 4.8%
 60,000   Grace (W.R.) & Co.....................    3,547,500
SHARES                                              VALUE
          DIVERSIFIED COMPANIES -- (CONTINUED)
 35,000*  ITT Corp.............................. $  1,855,000
 95,000   ITT Industries, Inc...................    2,280,000
 65,000   Morton International, Inc.............    2,331,875
                                                   10,014,375
          ELECTRICAL EQUIPMENT &
          ELECTRONICS -- 2.6%
 15,000   AVX Corp..............................      397,500
 31,718   First Data Corp.......................    2,121,141
125,000   Sensormatic Electronics Corp..........    2,171,875
 21,000*  Vishay Intertechnology, Inc...........      661,500
                                                    5,352,016
          ENERGY -- 4.6%
 25,000   Anadarko Petroleum Corp...............    1,353,125
 45,000   Coastal Corp..........................    1,676,250
 10,000*  Forcenergy Gas Exploration, Inc.......      110,000
 25,000   Kerr-McGee Corp.......................    1,587,500
115,000   Oryx Energy Co........................    1,538,125
 54,000   Southwestern Energy Co................      688,500
 50,000   Williams Companies, Inc...............    2,193,750
 20,000   YPF Sociedad Anonima-ADR..............      432,500
                                                    9,579,750
          FINANCE & INSURANCE -- 9.6%
 80,000   Federal Home Loan Mortgage Corp.......    6,680,000
 50,000   Federal National Mortgage
          Association...........................    6,206,250
 10,000   Guaranty National Corp................      153,750
  7,000   Hartford Steam Boiler Inspection &
          Insurance Co..........................      350,000
 80,000*  ITT Hartford Group Corp...............    3,870,000
100,000*  LaSalle Re Holdings Ltd...............    2,287,500
 10,000   National RE Corp......................      380,000
                                                   19,927,500
          HEALTH CARE PRODUCTS &
          SERVICES -- 12.0%
 35,000   Caremark International, Inc...........      634,375
 32,500*  Elan Corporation, Plc, ADR............    1,580,313
 30,000*  Health Systems International, Inc.....      963,750
 12,000   Johnson & Johnson.....................    1,027,500
130,000*  Laboratory Corporation of America
          Holdings..............................    1,218,750
100,000*  Lincare Holdings, Inc.................    2,500,000
 30,000*  Living Centers of America, Inc........    1,050,000
 25,000   Mallinckrodt Group, Inc...............      909,375
 30,000   Manor Care, Inc.......................    1,050,000
 19,500   McKesson Corp.........................      987,187

52

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)       STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

SHARES                                              VALUE
COMMON STOCKS -- CONTINUED
          HEALTH CARE PRODUCTS &
          SERVICES -- (CONTINUED)
 56,000   Schering-Plough Corp.................. $  3,066,000
 12,500   Shared Medical Systems Corp...........      679,687
 25,000*  Spacelabs Medical, Inc................      718,750
120,000*  Tenet Healthcare Corp.................    2,490,000
 11,000   Warner-Lambert Co.....................    1,068,375
 60,000*  Wellpoint Health Networks, Inc........    1,927,500
130,000   West Co., Inc.........................    3,055,000
                                                   24,926,562
          INDUSTRIAL PRODUCTS -- 5.5%
  7,500   Eaton Corp............................      402,187
 60,200   J & L Specialty Steel Inc.............    1,128,750
100,000   Lone Star Industries, Inc.............    2,500,000
 32,500   Medusa Corp...........................      861,250
 55,000   Santa Fe Pacific Gold Corp............      666,875
 87,700*  Strattec Security Corp................    1,578,600
 15,000   Sundstrand Corp.......................    1,055,625
 15,000   Tecumseh Products Co. Cl. A...........      776,250
 25,000   Vulcan Materials Co...................    1,440,625
 22,500   York International Corp...............    1,057,500
                                                   11,467,662
          PAPER -- 1.0%
 75,000   Westvaco Corp.........................    2,081,250
          PUBLISHING, BROADCASTING &
          ENTERTAINMENT -- 15.6%
175,000   Citicasters, Inc......................    4,134,375
170,000*  EZ Communications, Inc. Cl. A.........    3,060,000
 50,000   Gaylord Entertainment Co.
          Cl. A.................................    1,387,500
112,500*  Jacor Communications, Inc.............    1,968,750
100,000*  Katz Media Group, Inc.................    1,762,500
 20,000   Knight-Ridder, Inc....................    1,250,000
 70,000*  Lin Television Corp...................    2,082,500
  7,500   McGraw-Hill Companies, Inc............      653,437
 21,000   New York Times Co. Cl. A..............      622,125
 30,500*  Outlet Communications, Inc............    1,441,125
 58,000   Scripps (E.W) Co. Cl. A...............    2,283,750
110,000   TCA Cable TV, Inc.....................    3,038,750
 70,000   Time Warner, Inc......................    2,651,250
 15,000*  U S WEST Media Group..................      285,000
SHARES                                              VALUE
          PUBLISHING, BROADCASTING &
          ENTERTAINMENT -- (CONTINUED)
 24,000*  Viacom, Inc. Cl. A.................... $  1,101,000
  2,800   Washington Post Co....................      789,600
141,000*  Young Broadcasting, Inc. Cl. A........    3,983,250
                                                   32,494,912
          RETAILING -- 1.2%
 30,000*  Caldor Corp...........................       97,500
 22,500*  Carson Pirie Scott & Co...............      447,187
 30,000   Kellwood Co...........................      611,250
 12,500   Mercantile Stores Co., Inc............      578,125
 20,000   Sears, Roebuck & Co...................      780,000
                                                    2,514,062
          TRANSPORTATION -- 4.2%
 30,857   Burlington Northern, Inc..............    2,406,846
 57,000   Kansas City Southern Industries,
          Inc...................................    2,607,750
 55,000   Union Pacific Corp....................    3,630,000
                                                    8,644,596
          UTILITIES -- 7.7%
 15,000   AT&T Corp.............................      971,250
 65,000   Century Telephone Enterprises, Inc....    2,063,750
 32,000   Commonwealth Energy System............    1,432,000
  5,000   Eastern Utilities Associates..........      118,125
 70,000   Houston Industries, Inc...............    1,697,500
 50,000   Illinova Corp.........................    1,500,000
 17,208   SBC Communications, Inc...............      989,460
 40,000   Texas Utilities Co....................    1,645,000
161,000   TNP Enterprises, Inc..................    3,018,750
 45,000   Unicom Corp...........................    1,473,750
 30,000*  WorldCom, Inc.........................    1,057,500
                                                   15,967,085
            TOTAL COMMON STOCKS
               (COST $151,547,991)..............  194,600,252
PREFERRED STOCKS -- .1%
          ENERGY -- .1%
  2,846   Columbia Gas Systems, Inc.
          5.22%.................................       69,727
  1,743   Columbia Gas Systems, Inc.
          7.89% -- DECS.........................       70,801
            TOTAL PREFERRED STOCKS
               (COST $140,480)..................      140,528

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)       STATEMENT OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

PRINCIPAL
  AMOUNT                                            VALUE
CONVERTIBLE DEBENTURES -- .1%
             ELECTRICAL EQUIPMENT &
             ELECTRONICS -- .1%
$  100,000   Conner Peripherals, Inc.
             6.50%, 3/01/02
             TOTAL CONVERTIBLE DEBENTURES
             (COST $96,500)..................... $    101,500
CORPORATE OBLIGATIONS -- .8%
             ENERGY -- .3%
             Columbia Gas Systems, Inc.
   106,000   6.39%, 11/28/00....................      107,781
   101,000   6.61%, 11/28/02....................      103,323
   101,000   6.80%, 11/28/05....................      103,808
   101,000   7.05%, 11/28/07....................      104,030
   101,000   7.32%, 11/28/10....................      103,485
   101,000   7.42%, 11/28/15....................      102,566
   101,000   7.62%, 11/28/25....................      103,586
                                                      728,579
             PUBLISHING, BROADCASTING &
             ENTERTAINMENT -- .5%
             Time Warner, Inc.
             6.835%, 8/15/00....................      207,195
   206,000
   123,000   7.975%, 8/15/04....................      130,552
   247,000   8.11%, 8/15/06.....................      264,241
   247,000   8.18%, 8/15/07.....................      265,055
    92,000   Viacom, Inc., Sub. Deb.,
             8.00%, 7/7/06......................       94,760
                                                      961,803
               TOTAL CORPORATE OBLIGATIONS
                  (COST $1,595,465).............    1,690,382
PRINCIPAL
  AMOUNT                                            VALUE
SHORT-TERM INVESTMENTS -- 5.0%
             COMMERCIAL PAPER -- 2.8%
$2,100,000   Gannett Co.
             5.60%, 1/26/96..................... $  2,091,833
   500,000   Liberty Mutual Capital Corp.
             5.65%, 2/1/96......................      497,567
 1,300,000   MidSouth Capital Corp.
             5.82%, 1/8/96......................    1,298,529
 1,000,000   Sandoz Corp.
             5.77%, 1/26/96.....................      995,993
 1,000,000   Virginia Electric & Power Co.
             5.60%, 1/29/96.....................      995,645
                                                    5,879,567
             U.S. GOVERNMENT & AGENCY
             OBLIGATIONS -- 2.2%
 1,000,000   Federal Home Loan Mortgage Corp.
             5.50%, 1/25/96.....................      996,333
   900,000   Federal National Mortgage
             Association
 2,700,000   5.46%, 1/22/96.....................    2,691,401
             5.41%, 2/13/96.....................      894,184
                                                    4,581,918
               TOTAL SHORT-TERM INVESTMENTS
                  (COST $10,461,485)............   10,461,485

               TOTAL INVESTMENTS
                  (COST $163,841,921)....  99.6%  206,994,147
               OTHER ASSETS AND
                  LIABILITIES -- NET.....     .4      866,326
               NET ASSETS................ 100.0% $207,860,473

* Non-income producing securities.
ADR -- American Depositary Receipts
DECS -- Dividend Enhanced Convertible Stock
See accompanying notes to financial statements.
54

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)         STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
   Investments at value (identified cost $163,841,921)...........................................................  $206,994,147
   Receivable for securities sold................................................................................     1,298,296
   Receivable for Fund shares sold...............................................................................     1,115,164
   Dividends and interest receivable.............................................................................       288,301
   Prepaid expenses..............................................................................................        64,270
         Total assets............................................................................................   209,760,178
LIABILITIES:
   Due to custodian bank.........................................................................................       715,288
   Payable for securities purchased..............................................................................       622,917
   Payable for Fund shares repurchased...........................................................................       197,093
   Accrued Advisory fee..........................................................................................       164,229
   Accrued expenses..............................................................................................       168,787
   Distribution fee payable......................................................................................        31,391
         Total liabilities.......................................................................................     1,899,705
NET ASSETS.......................................................................................................  $207,860,473
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $164,706,825
   Accumulated net realized gain on investments..................................................................         1,422
   Net unrealized appreciation of investments....................................................................    43,152,226
         Net assets..............................................................................................  $207,860,473
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($19,001,443/1,019,929 shares of beneficial interest outstanding)..............................  $      18.63
   Sales charge - 4.75% of offering price........................................................................           .93
         Maximum offering price..................................................................................  $      19.56
   Class B Shares ($46,212,087/2,486,311 shares of beneficial interest outstanding)..............................  $      18.59
   Class C Shares ($1,923,627/103,506 shares of beneficial interest outstanding).................................  $      18.58
   Class Y Shares ($140,723,316/7,548,114 shares of beneficial interest outstanding).............................  $      18.64

See accompanying notes to financial statements.
                                                                              55

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)               STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
   Dividends......................................................................................               $ 1,974,761
   Interest.......................................................................................                 1,254,366
         Total investment income..................................................................                 3,229,127
EXPENSES:
   Advisory fee...................................................................................  $1,332,685
   Distribution fee - Class A Shares..............................................................      22,055
   Distribution fee - Class B Shares..............................................................     159,114
   Shareholder services fee - Class B Shares......................................................      53,139
   Distribution fee - Class C Shares..............................................................       6,902
   Shareholder services fee - Class C Shares......................................................       2,301
   Transfer agent fee.............................................................................     116,905
   Registration and filing fees...................................................................     102,729
   Custodian fee..................................................................................      76,536
   Professional fees..............................................................................      44,935
   Reports and notices to shareholders............................................................      29,244
   Trustees' fees and expenses....................................................................      10,645
   Insurance......................................................................................       2,021
   Miscellaneous..................................................................................      16,213
                                                                                                     1,975,424
   Less: Expense reimbursement....................................................................     (38,106)
         Net expenses.............................................................................                 1,937,318
Net investment income.............................................................................                 1,291,809
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments...............................................................                 5,206,584
   Net change in unrealized appreciation of investments...........................................                28,342,991
Net gain on investments...........................................................................                33,549,575
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................               $34,841,384

See accompanying notes to financial statements.
56

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)          STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR                YEAR
                                                                                             ENDED               ENDED
                                                                                       DECEMBER 31, 1995   DECEMBER 31, 1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.............................................................    $   1,291,809       $     655,759
   Net realized gain on investments..................................................        5,206,584           4,749,072
   Net change in unrealized appreciation (depreciation) of investments...............       28,342,991          (4,490,466)
   Net increase in net assets resulting from operations..............................       34,841,384             914,365
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
   Class A Shares....................................................................          (93,250)                 --
   Class B Shares....................................................................         (104,385)                 --
   Class C Shares....................................................................           (5,584)                 --
   Class Y Shares....................................................................       (1,088,590)           (655,759)
         Total distributions to shareholders from
            net investment income....................................................       (1,291,809)           (655,759)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares....................................................................             (518)                 --
   Class B Shares....................................................................             (580)                 --
   Class C Shares....................................................................              (31)                 --
   Class Y Shares....................................................................           (6,050)                 --
         Total distributions to shareholders in excess of
            net investment income....................................................           (7,179)                 --
   NET REALIZED GAIN ON INVESTMENTS:
   Class A Shares....................................................................         (468,664)                 --
   Class B Shares....................................................................       (1,156,785)                 --
   Class C Shares....................................................................          (48,338)                 --
   Class Y Shares....................................................................       (3,524,196)         (4,749,072)
         Total distributions to shareholders from net realized gain on investments...       (5,197,983)         (4,749,072)
         Total distributions to shareholders.........................................       (6,496,971)         (5,404,831)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.........................................................      131,253,002          42,704,686
   Proceeds from reinvestment of distributions.......................................        5,712,264           4,904,262
   Payment for shares redeemed.......................................................      (30,906,224)        (46,723,537)
         Net increase from Fund share transactions...................................      106,059,042             885,411
         Net increase (decrease) in net assets.......................................      134,403,455          (3,605,055)
NET ASSETS:
   Beginning of year.................................................................       73,457,018          77,062,073
   End of year.......................................................................    $ 207,860,473       $  73,457,018

See accompanying notes to financial statements.
                                                                              57

(Photo of                EVERGREEN GROWTH & INCOME FUND
city skyline)                 FINANCIAL HIGHLIGHTS

                                                         JANUARY 3, 1995* THROUGH                    CLASS Y SHARES
                                                            DECEMBER 31, 1995
                                                     CLASS A     CLASS B     CLASS C            YEAR ENDED DECEMBER 31,
                                                      SHARES      SHARES      SHARES       1995      1994      1993      1992
PER SHARE DATA:
Net asset value, beginning of period................  $14.48      $14.48      $14.48       $14.52    $15.41    $14.18    $12.99
Income from investment operations:
 Net investment income..............................     .13         .05         .06          .18       .14       .14       .15
 Net realized and unrealized gain on investments....    4.64        4.61        4.60         4.59       .12      1.91      1.65
   Total from investment operations.................    4.77        4.66        4.66         4.77       .26      2.05      1.80
Less distributions to shareholders from:
 Net investment income..............................    (.14 )      (.07 )      (.08)        (.17)     (.14)     (.14)     (.15)
 Net realized gain on investments...................    (.48 )      (.48 )      (.48)        (.48)    (1.01)     (.68)     (.46)
  Total distributions...............................    (.62 )      (.55 )      (.56)        (.65)    (1.15)     (.82)     (.61)
Net asset value, end of period......................  $18.63      $18.59      $18.58       $18.64    $14.52    $15.41    $14.18
TOTAL RETURN+.......................................   33.0%       32.2%       32.2%        32.9%      1.7%     14.4%     13.8%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions)............     $19         $46          $2         $141       $73       $77       $64
Ratios to average net assets:
 Expenses...........................................   1.55% ++#   2.24% ++#   2.15%++#     1.27%     1.33%     1.26%     1.33%
 Net investment income..............................    .99% ++#    .30% ++#    .35%++#     1.11%      .96%      .99%     1.18%
Portfolio turnover rate.............................     17%         17%         17%          17%       29%       28%       30%

                                                      1991
PER SHARE DATA:
Net asset value, beginning of period................  $10.72
Income from investment operations:
 Net investment income..............................     .19
 Net realized and unrealized gain on investments....    2.58
   Total from investment operations.................    2.77
Less distributions to shareholders from:
 Net investment income..............................    (.19)
 Net realized gain on investments...................    (.31)
  Total distributions...............................    (.50)
Net asset value, end of period......................  $12.99
TOTAL RETURN+.......................................   25.8%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (in millions)............     $48
Ratios to average net assets:
 Expenses...........................................   1.41%
 Net investment income..............................   1.55%
Portfolio turnover rate.............................     23%

*  Commencement of class operations.
+ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of Class Y shares and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                    JANUARY 3, 1995* THROUGH
                                                                                       DECEMBER 31, 1995
                                                                                CLASS A     CLASS B     CLASS C
                                                                                 SHARES      SHARES      SHARES
Expenses.....................................................................     1.64%       2.26%        4.94%
Net investment income (loss).................................................      .90%        .28%       (2.44%)

See accompanying notes to financial statements.
58

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Growth and Income Funds (the "Funds") are separate open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Growth and Income Funds included herein consist of Evergreen Foundation Fund ("Foundation"), Evergreen Growth & Income Fund ("Growth & Income"), Evergreen Value Fund ("Value"), Evergreen American Retirement Fund ("ART") and Evergreen Balanced Fund ("Balanced") known collectively as the Funds.
     Effective July 7, 1995, Value and Balanced changed their names from First Union Value Portfolio and First Union Balanced Portfolio, respectively.
     Foundation's investment objectives, in order of priority, are reasonable income, conservation of capital and capital appreciation. Growth & Income's investment objective is to achieve a return composed of capital appreciation and current income by investing in the securities of companies which are undervalued in the marketplace. The investment objective of Value is long-term capital appreciation with current income as a secondary objective. ART's investment objectives, in order of priority, are conservation of capital, reasonable income and capital growth. Balanced's investment objective is to achieve long-term total return through capital appreciation, dividends and interest income.
NOTE 2 -- ACQUISITION INFORMATION
     On June 30, 1995, Value acquired substantially all of the net assets of ABT Growth and Income Trust ("ABT"), an open-end investment company registered under the Act through the issuance of 3,289,535 of its Class A shares in exchange for ABT's net assets valued at $63,356,435. The aggregate net assets of Value after the acquisition were $935,777,632. The acquired assets in this non-taxable exchange consisted primarily of portfolio securities with unrealized appreciation of $10,278,721.
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price. Securities traded on an exchange or NMS for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith by the Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
                                                                              59

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are distributed quarterly for each of the Funds. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
     As of December 31, 1995, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                        UNDISTRIBUTED          ACCUMULATED
                                        NET INVESTMENT        REALIZED GAIN
                                            INCOME            ON INVESTMENTS
Growth & Income                           $    7,179             $ (7,179)
Value                                        934,071             (413,490)
ART                                            1,223               (1,225)
Balanced                                    (502,948)             442,064

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union National Bank of North
Carolina ("First Union") is entitled to an annual fee of .50 of 1% of Value's and Balanced's average daily net assets pursuant to each Fund's investment advisory agreement.
     Pursuant to an agreement with Foundation's, Growth & Income's and ART's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each of Foundation's, Growth & Income's and ART's average daily net assets, respectively, in accordance with the following schedules:

FOUNDATION AND GROWTH & INCOME                                     ART
First $750 million                          0.875%          First $750 million               0.75%
Next $250 million                           0.750%          Over $750 million                0.70%
Over $1 billion                             0.700%

     For the year ended December 31, 1995, Evergreen Asset voluntarily reimbursed certain class specific expenses amounting to $11,064, $38,106 and $76,464 for Foundation, Growth & Income and ART, respectively. Evergreen Asset can modify or terminate these voluntary waivers at any time.
60

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Foundation, Growth & Income and ART and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For transactions executed during the year ended December 31, 1995, Foundation, Growth & Income and ART incurred brokerage commissions of $380,226, $160,659 and $53,276 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.
     ADMINISTRATION AGREEMENT -- Evergreen Asset furnishes Foundation, Growth & Income and ART with administrative services as part of their advisory agreements and accordingly, these Funds do not pay a separate administration fee. Furman Selz, Incorporated ("Furman Selz") is each of the Fund's sub-administrator. As sub-administrator, Furman Selz provides the officers of the Funds. For Foundation, Growth & Income and ART, Furman Selz' fee is paid by Evergreen Asset and is not a fund expense.
     Through July 7, 1995, Federated Investor Services ("FAS") provided Value and Balanced with certain administrative personnel and services. Effective July 7, 1995, Evergreen Asset became Value's and Balanced's administrator and Furman Selz became their sub-administrator. Evergreen Asset's and Furman Selz' fee for Value and Balanced is based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset is also the investment adviser. This fee is calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion
SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At December 31, 1995, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totalled approximately $10.4 billion.
     PLANS OF DISTRIBUTION -- The Funds' have adopted for their Class A Shares, Class B Shares, and Class C Shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act (see note 5). Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A and an annual fee of 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A were voluntarily limited to .25 of 1% of average daily net assets. Rule 12b-1 fees are accrued daily and paid monthly.
     In connection with their Plans, Foundation, Growth & Income and ART have entered into distribution agreements with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz, whereby Foundation, Growth & Income and ART will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares average daily net assets and an annual fee of 1% of Class B and Class C Share's average daily net assets. A portion of the payments for Class B and C Shares, up to .25 of 1% may constitute a shareholder services fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for
                                                                              61

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
certain services provided to shareholders and /or maintenance of shareholder accounts relating to each of the Funds' Class B and Class C Shares.
     In connection with their Plans, through July 7, 1995, Value and Balanced had entered into a distribution agreement with Federated Securities Corp. ("FSC") whereby Value and Balanced compensated FSC for its services at a rate which did not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B and Class C average daily net assets. Effective July 7, 1995, Value and Balanced entered into a distribution agreement with EFD whereby Value and Balanced will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B and Class C average daily net assets for certain services provided to Class B and C shareholders.
     Value and Balanced have entered into a Shareholder Services Agreement with FUBS whereby they will compensate up to an annual fee of .25 of 1% of Class B and C average net assets for certain services provided to shareholders.
     SALES CHARGES -- EFD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the year ended December 31, 1995:

                                               FRONT-END
                                                 SALES
                                                CHARGES
Foundation                                     $178,885
Growth & Income                                  37,300
Value                                             6,615
ART                                               7,397
Balanced                                          1,731

NOTE 5 -- SHARES OF BENEFICIAL INTEREST
     Foundation, Growth & Income and ART have an unlimited number of $0.0001 par value shares of beneficial interest authorized. Value and Balanced have an unlimited number of no par shares authorized. The shares are divided into classes which are designated Class Y, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C shares bear distribution expenses (see Note 4) and have exclusive voting rights with respect to their distribution plans.
62

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                      YEAR ENDED*                    YEAR ENDED
                                                                   DECEMBER 31, 1995              DECEMBER 31, 1994
FOUNDATION                                                       SHARES         AMOUNT         SHARES          AMOUNT
CLASS A
Shares sold.................................................    7,433,192    $103,904,500             --              --
Shares issued on reinvestment of distributions..............      194,159       2,828,216             --              --
Shares redeemed.............................................     (542,266)     (7,709,611)            --              --
Net increase................................................    7,085,085      99,023,105             --              --
CLASS B
Shares sold.................................................   19,717,460     275,013,438             --              --
Shares issued on reinvestment of distributions..............      487,710       7,076,078             --              --
Shares redeemed.............................................     (543,554)     (7,846,692)            --              --
Net increase................................................   19,661,616     274,242,824             --              --
CLASS C
Shares sold.................................................      761,087      10,573,728             --              --
Shares issued on reinvestment of distributions..............       19,172         277,286             --              --
Shares redeemed.............................................      (26,533)       (379,480)            --              --
Net increase................................................      753,726      10,471,534             --              --
CLASS Y
Shares sold.................................................   18,505,940     263,287,541     13,838,993    $176,755,199
Shares issued on reinvestment of distributions..............    1,558,776      22,661,839      1,277,157      15,798,795
Shares redeemed.............................................   (5,965,644)    (82,422,318)    (6,406,804)    (81,458,191)
Net increase................................................   14,099,072     203,527,062      8,709,346     111,095,803
Total net increase resulting from Fund share transactions...   41,599,499    $587,264,525      8,709,346    $111,095,803

* The Fund share activity for Class A, Class B and Class C shares reflect the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
                                                                              63

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                         YEAR ENDED*                    YEAR ENDED
                                                                      DECEMBER 31, 1995             DECEMBER 31, 1994
GROWTH & INCOME                                                     SHARES         AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold....................................................    1,049,648    $ 17,981,665            --              --
Shares issued on reinvestment of distributions.................       29,563         545,083            --              --
Shares redeemed................................................      (59,282)     (1,048,468)           --              --
Net increase...................................................    1,019,929      17,478,280            --              --
CLASS B
Shares sold....................................................    2,516,682      43,094,733            --              --
Shares issued on reinvestment of distributions.................       66,937       1,234,636            --              --
Shares redeemed................................................      (97,308)     (1,763,506)           --              --
Net increase...................................................    2,486,311      42,565,863            --              --
CLASS C
Shares sold....................................................      106,185       1,808,328            --              --
Shares issued on reinvestment of distributions.................        2,716          50,033            --              --
Shares redeemed................................................       (5,395)        (96,507)           --              --
Net increase...................................................      103,506       1,761,854            --              --
CLASS Y
Shares sold....................................................    3,937,086      68,368,276     2,750,023    $ 42,704,686
Shares issued on reinvestment of distributions.................      211,697       3,882,512       339,866       4,904,262
Shares redeemed................................................   (1,658,100)    (27,997,743)   (3,032,322)    (46,723,537)
Net increase...................................................    2,490,683      44,253,045        57,567         885,411
Total net increase resulting from Fund share transactions......    6,100,429    $106,059,042        57,567    $    885,411

* The Fund share activity for Class A, Class B and Class C shares reflect the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
64

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                          YEAR ENDED                     YEAR ENDED*
                                                                      DECEMBER 31, 1995               DECEMBER 31, 1994
VALUE                                                              SHARES          AMOUNT          SHARES          AMOUNT
CLASS A
Shares sold...................................................       628,945    $  12,018,651      1,358,029    $  23,876,719
Shares issued in acquisition of ABT Growth and Income Trust...     3,289,535       63,356,435             --               --
Shares issued on reinvestment of distributions................       883,572       17,771,730        839,511       14,241,623
Shares redeemed...............................................    (1,863,758)     (35,747,673)    (1,612,008)     (28,379,135)
Net increase..................................................     2,938,294       57,399,143        585,532        9,739,207
CLASS B
Shares sold...................................................       951,887       18,428,845      3,054,952       53,734,405
Shares issued on reinvestment of distributions................       394,396        7,933,916        393,979        6,650,920
Shares redeemed...............................................      (723,565)     (13,658,563)      (575,508)     (10,093,747)
Net increase..................................................       622,718       12,704,198      2,873,423       50,291,578
CLASS C
Shares sold...................................................        15,721          307,770         27,701          488,315
Shares issued on reinvestment of distributions................         2,274           45,762          1,540           25,674
Shares redeemed...............................................        (7,532)        (149,074)           (34)            (589)
Net increase..................................................        10,463          204,458         29,207          513,400
CLASS Y
Shares sold...................................................    14,762,272      278,777,942     10,949,430      192,542,560
Shares issued on reinvestment of distributions................     2,044,972       40,900,972      2,177,091       36,976,330
Shares redeemed...............................................   (10,121,343)    (193,762,147)    (8,880,310)    (155,571,563)
Net increase..................................................     6,685,901      125,916,767      4,246,211       73,947,327
Total net increase resulting from Fund share transactions.....    10,257,376    $ 196,224,566      7,734,373    $ 134,491,512

* For Class C shares, the Fund share activity is for the period September 2, 1994 (commencement of class operations) through December 31, 1994.
                                                                              65

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                 YEAR ENDED*                 YEAR ENDED
ART                                                                           DECEMBER 31, 1995           DECEMBER 31, 1994
CLASS A                                                                     SHARES       AMOUNT         SHARES        AMOUNT
Shares sold.............................................................    103,126    $ 1,278,749            --             --
Shares issued on reinvestment of distributions..........................      1,195         14,909            --             --
Shares redeemed.........................................................       (186)        (2,372)           --             --
Net increase............................................................    104,135      1,291,286            --             --
CLASS B
Shares sold.............................................................    380,412      4,651,965            --             --
Shares issued on reinvestment of distributions..........................      4,314         53,311            --             --
Shares redeemed.........................................................     (6,548)       (80,579)           --             --
Net increase............................................................    378,178      4,624,697            --             --
CLASS C
Shares sold.............................................................      8,507        104,262            --             --
Shares issued on reinvestment of distributions..........................         70            878            --             --
Shares redeemed.........................................................         --             --            --             --
Net increase............................................................      8,577        105,140            --             --
CLASS Y
Shares sold.............................................................    280,323      3,219,576       974,228    $11,089,665
Shares issued on reinvestment of distributions..........................    106,983      1,270,557       162,452      1,774,030
Shares redeemed.........................................................   (808,529)    (9,380,520)     (869,600)    (9,763,060)
Net increase............................................................   (421,223)    (4,890,387)      267,080      3,100,635
Total net increase resulting from Fund share transactions...............     69,667    $ 1,130,736       267,080    $ 3,100,635

* The Fund share activity for Class A, Class B and Class C shares reflects the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
66

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                           YEAR ENDED                     YEAR ENDED*
BALANCED                                                               DECEMBER 31, 1995               DECEMBER 31, 1994
CLASS A                                                             SHARES          AMOUNT          SHARES          AMOUNT
Shares sold....................................................       174,514    $   2,180,996      1,428,629    $  17,003,092
Shares issued on reinvestment of distributions.................       228,390        2,924,585        186,207        2,147,984
Shares redeemed................................................      (883,230)     (10,834,925)      (845,164)      (9,900,621)
Net increase (decrease)........................................      (480,326)      (5,729,344)       769,672        9,250,455
CLASS B
Shares sold....................................................       331,882        4,113,278      4,255,156       50,429,083
Shares issued on reinvestment of distributions.................       528,256        6,788,533        374,859        4,311,708
Shares redeemed................................................    (1,507,091)     (18,590,977)    (1,102,578)     (12,868,198)
Net increase (decrease)........................................      (646,953)      (7,689,166)     3,527,437       41,872,593
CLASS C
Shares sold....................................................         6,207           78,623         17,041          196,697
Shares issued on reinvestment of distributions.................         1,346           17,328            438            4,924
Shares redeemed................................................        (2,122)         (27,063)            --               --
Net increase...................................................         5,431           68,888         17,479          201,621
CLASS Y
Shares sold....................................................    13,282,634      164,605,419     20,165,185      238,431,504
Shares issued on reinvestment of distributions.................     4,419,582       56,436,034      3,761,875       43,437,902
Shares redeemed................................................   (25,032,555)    (313,833,958)   (17,187,695)    (201,406,031)
Net increase (decrease)........................................    (7,330,339)     (92,792,505)     6,739,365       80,463,375
Total net increase (decrease) resulting from Fund share
  transactions.................................................    (8,452,187)   ($106,142,127)    11,053,953    $ 131,788,044

* For Class C shares, the Fund share activity is for the period September 2, 1994 (commencement of class operations) through December 31, 1994.
NOTE 6 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the year ended December 31, 1995 were as follows:

                                            PURCHASES             SALES
Foundation..........................       $660,068,984        $155,930,127
Growth & Income.....................        113,200,224          21,051,391
Value...............................        671,771,260         508,048,174
ART.................................         19,970,985          18,872,037
Balanced............................        344,046,539         443,336,660

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- INVESTMENT TRANSACTIONS -- continued
     On December 31, 1995, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                           APPRECIATION      DEPRECIATION          NET              TAX COST
Foundation............     $119,091,584        10,848,950      $108,242,634      $  917,582,779
Growth & Income.......       46,323,129         3,181,028        43,142,101         163,852,046
Value.................      215,904,297         4,615,958       211,288,339       1,128,168,208
ART...................        6,766,422           319,289         6,447,133          41,141,232
Balanced..............      177,747,964         5,506,372       172,241,592         788,220,450

NOTE 7 -- FINANCING AGREEMENT
     Foundation has a financing agreement with its custodian, State Street Bank and Trust Company (the "Bank"), which provides the Fund with a line of credit, in the aggregate amount of the lesser of $15,000,000 or 5% of the value of the Fund's net assets, to be accessed for temporary or emergency purposes. Borrowings under the line of credit bear interest at 1% above the Bank's cost of funds as set periodically by the Bank and are secured by securities pledged by the Fund. During the year ended December 31, 1995, the Fund had no borrowings under the line of credit.
NOTE 8 -- SUBSEQUENT EVENTS
     Effective January 1, 1996, First Fidelity Bancorpation ("First Fidelity") merged with First Union. Effective on the close of business on January 19, 1996, Growth & Income acquired substantially all of the net assets of FFB Lexicon Capital Appreciation Fund, an open-end investment company registered under the Act. The net assets, valued at $12.75 per share were exchanged through a non-taxable exchange for 8,631,861 shares of Growth & Income. The aggregate net assets of Growth & Income after the acquisition were $375,936,243.
     Also effective on the close of business on January 19, 1996, Value acquired substantially all of the net assets of FFB Lexicon Select Value Fund ("Select Value") and FFB Equity Fund ("FFB Equity"), open-end investment companies registered under the Act. The net assets of Select Value and FFB Equity, valued at $13.26 and $13.37 per share, respectively, were exchanged through a non-taxable exchange for 4,720,676 and 692,924 shares of Value, respectively. The aggregate net assets of Value after the acquisitions were $1,310,481,335.
68

                       REPORT OF INDEPENDENT ACCOUNTANTS
TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN FOUNDATION FUND
     In our opinion, the accompanying Statement of Assets and Liabilities, including the Statement of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Foundation Fund (the "Fund"), one of the Evergreen Foundation Trust Portfolios, at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 15, 1996
                                                                              69

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN GROWTH & INCOME FUND
  EVERGREEN AMERICAN RETIREMENT FUND
     We have audited the accompanying statements of assets and liabilities, including the respective statements of investments, of each of Evergreen Growth & Income Fund and Evergreen American Retirement Fund (one of the portfolios constituting Evergreen American Retirement Trust), as of December 31, 1995, and the respective related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented therein. These financial statements are the responsibility of each Fund's management. Our responsibility is to express opinions on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the separate financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by each Fund as of December 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the overall accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.
     In our opinion, each of the respective financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Growth & Income Fund and Evergreen American Retirement Fund portfolio of Evergreen American Retirement Trust at December 31, 1995 and the results of their respective operations for the year then ended, the changes in their respective net assets for each of the two years in the period then ended, and their respective financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.
                                      ERNST & YOUNG LLP
Boston, Massachusetts
February 15, 1996
70

                          INDEPENDENT AUDITORS' REPORT
THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN VALUE FUND
  EVERGREEN BALANCED FUND
     We have audited the accompanying statements of assets and liabilities, including the statements of investments, for the Evergreen Growth and Income Funds listed below, as of December 31, 1995 and the related statements of operations, the changes in net assets, and the financial highlights for each of the periods listed below:
          Evergreen Value Fund (formerly First Union Value
     Portfolio) -- statement of operations for the year ended December 31, 1995, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.
          Evergreen Balanced Fund (formerly First Union Balanced
     Portfolio) -- statement of operations for the year ended December 31, 1995, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from June 10, 1991 (commencement of operations) through December 31, 1991.
     The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the overall accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Value Fund and Evergreen Balanced Fund as of December 31, 1995, and the results of their operations, the changes in their net assets and financial highlights for each of the periods listed above, in conformity with generally accepted accounting principles.
                                      KPMG PEAT MARWICK LLP
Pittsburgh, Pennsylvania
February 16, 1996
                                                                              71

                             TRUSTEES AND OFFICERS
                              TRUSTEES:
                              Laurence B. Ashkin*
                              Foster Bam*
                              James S. Howell, Chairman
                              Robert J. Jeffries*
                              Gerald M. McDonnell
                              Thomas L. McVerry
                              William W. Pettit
                              Russell A. Salton, III M.D.
                              Michael S. Scofield
                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer
                              Joan V. Fiore
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Donald E. Brostrom
                              Assistant Treasurer
                              Stephen W. St. Clair
                              Assistant Treasurer
                              * Trustees for Foundation, Growth & Income
                               and ART only.
             FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)
During the fiscal year ended December 31, 1995 Foundation, Growth & Income, Value and Balanced paid $6,466,302, $4,132,728, $32,916,721 and $30,347,357 respectively, of net long term capital gain distributions.
For corporate taxpayers 35.17%, 82.57%, 69.98%, 52.12% and 35.81% of the ordinary income distributions paid during the fiscal year ended December 31, 1995 by Foundation, Growth and Income, Value, ART and Balanced respectively, qualified for corporate dividends received deduction.

                    NOT
                    FDIC       May lose value
                  INSURED      No bank guarantee

                       Evergreen Funds Distributor, Inc.

537860                                                                  2/96